                                                                       EXHIBIT 2

(LOGO OF CONSUMER AND CORPORATE AFFAIRS CANADA)

CERTIFICATE OF INCORPORATION

CERTIFICAT DE CONSTITUTION

CANADA BUSINESS CORPORATIONS ACT

LOI REGISSANT LES SOCIETES PAR ACTIONS DE REGIME FEDERAL

NEUROCHEM INC.                       293086-2

-------------------------            -------------------------
Name of corporation --               Corporation number --
Denomination de la societe           Numero de la societe


I hereby certify that the above-named corporation, the articles of incorporation of which are attached, was incorporated under the Canada Business Corporations Act.

Je certifie que la societe susmentionnee, dont les statuts constitutifs sont joints, a ete constituee en societe en vertu de la Loi regissant les societes par actions de regime federal.

(SIGNATURE)

Director -- Directeur

June 17, 1993/le 17 juin 1993

Date of Incorporation -- Date de constitution

[LOGO OF CONSUMER AND CORPORATE AFFAIRS CANADA]

                                                                                 FORM 1                          FORMULE 1
     Canada Business         Loi regissant les societes                 ARTICLES OF INCORPORATION           STATUTS CONSTITUTIFS
     Corporations Act        par actions de regime federal                     (SECTION 6)                       (ARTICLE 6)
-----------------------------------------------------------------------------------------------------------------------------------

1 -- Name of corporation                                                 Denomination de la societe
     NEUROCHEM INC.
-----------------------------------------------------------------------------------------------------------------------------------
2 -- The place in Canada where the registered office is to be situated   Lieu au Canada ou doit etre situe le siege social
     740 Sussex Boulevard
     Kingston, Ontario
     K7M 5B1
-----------------------------------------------------------------------------------------------------------------------------------
3 -- The classes and any maximum number of shares that the               Categories et tout nombre maximal d'actions que la societe
     corporation is authorized to issue                                  est autorisee a emettre

     See Schedule A attached.





-----------------------------------------------------------------------------------------------------------------------------------
4 -- Restrictions, if any, on share transfers                            Restrictions sur le transfert des actions, s'il y a lieu

     See Schedule B attached.





-----------------------------------------------------------------------------------------------------------------------------------
5 -- Number (or minimum and maximum number) of directors                 Nombre (ou nombre minimal et maximal) d'administrateurs
     Minimum -- one director, maximum -- ten directors
-----------------------------------------------------------------------------------------------------------------------------------
6 -- Restrictions, if any, on business the corporation may carry on      Limites imposees a l'activite commerciale de la societe,
                                                                         s'il y a lieu
     None





7 -- Other provisions, if any                                            Autres dispositions, s'il y a lieu

     See Schedule C attached.




-----------------------------------------------------------------------------------------------------------------------------------
8 -- Incorporators -- Fondateurs
-----------------------------------------------------------------------------------------------------------------------------------

                                         Address (include postal code)
          Name(s) -- Nom(s)              Adresse (inclure le code postal)        Signature
------------------------------------------------------------------------------------------------------------------------------------

     John Molloy                         740 Sussex Boulevard
                                         Kingston, Ontario  K7M 5B1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

FOR DEPARTMENTAL USE ONLY -- A L'USAGE DU MINISTERE SEULEMENT                   Filed -- Deposee
Corporation No. -- No de la societe                                             June 30, 1993

                                   Schedule A

     The Corporation is authorized to issue an unlimited number of shares of one class designated as Class A shares.

Class A Shares

1. The holder of each Class A share shall have the right to one vote for such Class A share at all meetings of shareholders other than meetings of holders of another class of shares.

2. The holder of each Class A share shall be entitled to dividends as and when declared by the directors out of property properly applicable to the payment of dividends.

3. The holder of each Class A share shall be entitled upon the dissolution, liquidation or winding up of the Corporation to receive the net assets of the Corporation.

                                   Schedule B

     The right to transfer shares of the Corporation shall be restricted in that no shares shall be transferred without either:

     (a) the previous consent of the directors of the Corporation expressed by a resolution passed at a meeting of the directors or by an instrument or instruments in writing signed by a majority of the directors; or

     (b) the previous consent of the holders of at least 51% of the outstanding voting shares expressed by resolution passed at a meeting of the shareholders or by an instrument or instruments in writing signed by such shareholders.

                                   Schedule C

     The directors may from time to time, in such amounts and on such terms as it deems expedient:

     (a)  borrow money on the credit of the Corporation;

     (b) issue, reissue, sell or pledge debt obligations (including bonds, debentures, notes or other similar obligations, secured or unsecured) of the Corporation;

     (c) to the extent permitted by law, give a guarantee on behalf of the Corporation to secure performance of any present or future indebtedness, liability or obligation of any person; and

     (d) charge, mortgage, hypothecate, pledge or otherwise create a security interest in all or any of the currently owned or subsequently acquired real or personal, movable or immovable, property of the Corporation, including book debts, rights, powers, franchises and undertakings, to secure any debt obligations or any money borrowed or other debt or liability of the Corporation.

     The directors may from time to time delegate to one or more of the directors and officers of the Corporation as may be designated by the directors all or any of the powers conferred on the directors above to such extent and in such manner as the directors shall determine at the time of each such delegation.

2. That the number of shareholders of the Corporation, exclusive of persons who are in the employment of the Corporation and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment, and have continued after the termination of that employment to be shareholders of the Corporation, is limited to not more than 50, 2 of more persons who are the joint registered owners of 1 or more shares being counted as 1 shareholder;

3. That any invitation to the public to subscribe for any shares or securities of the Corporation is hereby prohibited.

INDUSTRY CANADA LOGO     INDUSTRIE CANADA


Certificate of Amendment                   Certificat de modification

Canada Business Corporations Act           Loi regissant les societes
                                           par actions de regime federal

NEUROCHEM INC.                                        293086-2

----------------------------------         -------------------------------------
Name of corporation--                      Corporation number--
Denomination de la societe                 Numero de la societe


I hereby certify that the articles of      Je certifie que les statuts de la
the above-named corporation were           societe susmentionnee ont ete
amended                                    modifies:

(a) under section 13 of the Canada    [ ]  a) en vertu de l'article 13 de la Loi
    Business Corporations Act in              regissant les societes par actions
    accordance with the attached              de regime federal, conformement a
    notice;                                   l'avis ci-joint;

(b) under section 27 of the Canada    [ ]  b) en vertu de l'article 27 de la Loi
    Business Corporations Act as              regissant les societes par actions
    set out in the attached articles          de regime federal, tel qu'il est
    of amendment designating a                indique dans les clauses modifica-
    series of shares;                         trices ci-jointes designant une
                                              serie d'actions;

(c) under section 179 of the Canada   [X]  c) en vertu de l'article 179 de la
    Business Corporations Act as              Loi regissant les societes par
    set out in the attached articles          actions de regime federal, tel
    of amendment;                             qu'il est indique dans les clauses
                                              modificatrices ci-jointes;

(d) under section 191 of the Canada   [ ]  d) en vertu de l'article 191 de la
    Business Corporations Act as              Loi regissant les societes par
    set out in the attached articles          actions de regime federal, tel
    of reorganization;                        qu'il est indique dans les clauses
                                              de reorganisation ci-jointes;

(e) under section 192 of the Canada   [ ]  e) en vertu de l'article 192 de la
    Business Corporations Act as              Loi regissant les societes par
    set out in the attached articles          actions de regime federal, tel
    of arrangement.                           qu'il est indique dans les
                                              clauses d'arrangement ci-jointes.


SIGNATURE

Director -- Directeur                  April 18, 1994/le 18 avril 1994
                                       Date of Amendment -- Date de modification

(CANADA LOGO)

                                     FORM 4
                             ARTICLES OF AMENDMENT
                              (SECTION 27 OR 171)

                                   FORMULE 4
                             CLAUSES MODIFICATRICES
                              (ARTICLE 27 OU 171)

________________________________________________________________________________

1 - Name of Corporation -- Denomination de la societe

    NEUROCHEM INC.

2 - Corporation No -- No de la societe

    293086-2
________________________________________________________________________________

3 - The articles of the above-named corporation amended as follows

    Les statuts de la societe ci-haut mentionnee sont modifies de la facon suivante:

See Schedule I attached















________________________________________________________________________________

Date           Signature           Description of Office -- Description du poste

April 15/94    J. Malloy           President
________________________________________________________________________________

                                   FOR DEPARTMENT USE ONLY --
                                   A L'USAGE DU MINISTERE SEULEMENT

                                   Filed -- deposee
                                   _____________________________________________
                                   Apr. 20, 1994

(LOGO OF CONSUMER AND CORPORATE AFFAIRS CANADA)

CERTIFICATE OF INCORPORATION

CERTIFICAT DE CONSTITUTION

CANADA BUSINESS CORPORATIONS ACT

LOI REGISSANT LES SOCIETES PAR ACTIONS DE REGIME FEDERAL

NEUROCHEM INC.                       293086-2

-------------------------            -------------------------
Name of corporation --               Corporation number --
Denomination de la societe           Numero de la societe


I hereby certify that the above-named corporation, the articles of incorporation of which are attached, was incorporated under the Canada Business Corporations Act.

Je certifie que la societe susmentionnee, dont les statuts constitutifs sont joints, a ete constituee en societe en vertu de la Loi regissant les societes par actions de regime federal.

(SIGNATURE)

Director -- Directeur

June 17, 1993/le 17 juin 1993

Date of Incorporation -- Date de constitution

[CANADIAN LOGO]


              FORM 1                         FORMULE 1
     ARTICLES OF INCORPORATION          STATUTS CONSTITUTIFS
            (SECTION 6)                     (ARTICLE 6)


________________________________________________________________________________________________________________________________
1 -- Name of corporation                                                    Denomination de la societe

     NEUROCHEM INC.
________________________________________________________________________________________________________________________________
2 -- The place in Canada where the registered office is to be situated      Lieu au Canada ou doit etre situe le siege social

     740 Sussex Boulevard
     Kingston, Ontario
     K7M 5B1

________________________________________________________________________________________________________________________________
3 -- The classes and any maximum number of shares that the                  Categories et tout nombre maximal d'actions que
     corporation is authorized to issue                                     la societe est autorise a emettre

     See Schedule A attached.





________________________________________________________________________________________________________________________________
4 -- Restrictions, if any, on share transfers                               Restrictions sur le transfert des actions,
                                                                            s'il y a lieu

     See Schedule B attached.





________________________________________________________________________________________________________________________________
5 -- Number (or minimum and maximum number) of directors                    Nombre (nombre minimal et maximal) d'administrateurs

     Minimum -- one director, maximum -- ten directors

________________________________________________________________________________________________________________________________
6 -- Restrictions, if any, on business the corporation may carry on         Limites imposees a l'activite commerciale de la
                                                                            societe, s'il y a lieu

     None




________________________________________________________________________________________________________________________________
7 -- Other provisions, if any                                               Autres dispositions, s'il y a lieu

     See Schedule C attached.



________________________________________________________________________________________________________________________________
8 -- Incorporators -- Fondateurs

________________________________________________________________________________________________________________________________
                                             Address (include postal code)
     Name(s) -- Nom(s)                      Addresse (inclure le code postal)                  Signature
________________________________________________________________________________________________________________________________
   John Molloy                          740 Sussex Boulevard                               /s/ John Molloy
                                      Kingston, Ontario K7M 5B1
________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________
FOR DEPARTMENTAL USE ONLY -- A L'USAGE DU MINISTERE SEULEMENT                   Filed -- Deposee
Corporation No. -- No de la societe                                             June 30, 1993



                                   Schedule A

     The Corporation is authorized to issue an unlimited number of shares of one class designated as Class A shares.

Class A Shares

1. The holder of each Class A share shall have the right to one vote for such Class A share at all meetings of shareholders other than meetings of holders of another class of shares.

2. The holder of each Class A share shall be entitled to dividends as and when declared by the directors out of property properly applicable to the payment of dividends.

3. The holder of each Class A share shall be entitled upon the dissolution, liquidation or winding up of the Corporation to receive the net assets of the Corporation.

                                   Schedule B

     The right to transfer shares of the Corporation shall be restricted in that no shares shall be transferred without either:

     (a) the previous consent of the directors of the Corporation expressed by a resolution passed at a meeting of the directors or by an instrument or instruments in writing signed by a majority of the directors; or

     (b) the previous consent of the holders of at least 51% of the outstanding voting shares expressed by resolution passed at a meeting of the shareholders or by an instrument or instruments in writing signed by such shareholders.

                                   Schedule C

     The directors may from time to time, in such amounts and on such terms as it deems expedient:

     (a)  borrow money on the credit of the Corporation;

     (b) issue, reissue, sell or pledge debt obligations (including bonds, debentures, notes or other similar obligations, secured or unsecured) of the Corporation;

     (c) to the extent permitted by law, give a guarantee on behalf of the Corporation to secure performance of any present or future indebtedness, liability or obligation of any person; and

     (d) charge, mortgage, hypothecate, pledge or otherwise create a security interest in all or any of the currently owned or subsequently acquired real or personal, movable or immovable, property of the Corporation, including book debts, rights, powers, franchises and undertakings, to secure any debt obligations or any money borrowed or other debt or liability of the Corporation.

     The directors may from time to time delegate to one or more of the directors and officers of the Corporation as may be designated by the directors all or any of the powers conferred on the directors above to such extent and in such manner as the directors shall determine at the time of each such delegation.

2. That the number of shareholders of the Corporation, exclusive of persons who are in the employment of the Corporation and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment, and have continued after the termination of that employment to be shareholders of the Corporation, is limited to not more than 50, 2 of more persons who are the joint registered owners of 1 or more shares being counted as 1 shareholder;

3. That any invitation to the public to subscribe for any shares or securities of the Corporation is hereby prohibited.


LOGO INDUSTRY CANADA     INDUSTRIE CANADA

Certificate                                                            Certificat
of Amendment                                                           de modification

Canada Business                                                        Loi regissant les societes
Corporations Act                                                       par actions de regime federal



NEUROCHEM INC.                                                         293086-2
----------------------------------------------                         ---------------------------------------------
Name of corporation-Denomination de la societe                         Corporation number-Numero de la societe

I hereby certify that the articles of the above-                       Je certifie que les statuts de la societe
named corporation were amended                                         susmentionnee ont ete modifies :

(a) under section 13 of the Canada Business                 [ ]        a) en vertu de l'article 13 de la Loi regissant
Corporations Act in accordance with the attached                       les societes par actions de regime federal,
notice;                                                                conformement a l'avis ci-joint;

(b)under section 27 of the Canada Business                  [ ]        b) en vertu de l'article 27 de la Loi regissant
Corporations Act as set out in the attached articles                   les societes par actions de regime federal, tel
of amendment designating a series of shares;                           qu'il est indique dans les clauses modificatrices
                                                                       ci-jointes designant une serie d'actions;

(c) under section 179 of the Canada Business                [X]        c) en vertu de l'article 179 de la Loi regissant
Corporations Act as set out in the attached articles                   les societes par actions de regime federal, tel
of amendment;                                                          qu'il est indique dans les clauses modificatrices
                                                                       ci-jointes;

(d) under section 191 of the Canada Business                [ ]        d) en vertu de l'article 191 de la Loi regissant
Corporations Act as set out in the attached articles                   les societes par actions de regime federal, tel
of reorganizations;                                                    qu'il est indique dans les clauses de reorganisation
                                                                       ci-jointes;

(e) under section 192 of the Canada Business                [ ]        e) en vertu de l'article 192 de la Loi regissant
Corporations Act as set out in the attached articles                   les societes par actions de regime federal, tel
of arrangement.                                                        qu'il est indique dans les clauses d'arrangement
                                                                       ci-jointes.





              [SIGNATURE]                                              April 18, 1994/ le 18 avril 1994
          Director -- Directeur                                        Date of Amendment -- Date de modification

[CANADIAN LOGO]


              FORM 4                         FORMULE 4
       ARTICLES OF AMENDMENT           CLAUSES MODIFICATRICES
        (SECTION 27 OR 171)              (ARTICLE 27 OU 171)


________________________________________________________________________________________________________________________________
1 -- Name of Corporation --  Denomination de la societe              2 -- Corporation No. -- No de la societe

     NEUROCHEM INC.                                                       293086-2
________________________________________________________________________________________________________________________________
2 -- The articles of the above-mentioned corporation are amended      Les statuts de la societe ci-haut mentionnee sont
     as follows:                                                      modifies de la facon suivante:

     See Schedule I attached.









________________________________________________________________________________________________________________________________
                Signature                                             Description of Office -- Description du poste

Apr. 15/94      /S/ John Molloy                                           President
________________________________________________________________________________________________________________________________
                                                                      FOR DEPARTMENTAL USE ONLY --
                                                                      A L'USAGE DU MINISTERE SEULEMENT

                                                                      Filed -- Deposee
                                                                      Apr. 20, 1994

                                   Schedule I

1. In the paragraphs dealing with authorized capital, by redesignating the Class A shares as common shares and by authorizing the Corporation to issue an unlimited number of shares of a second class designated as First Preference Shares.

2. By amending Schedule A dealing with the rights, privileges, restrictions and conditions attaching to the common shares by providing that the rights, privileges, restrictions and conditions attaching to the common shares shall be subject to the rights, privileges, restrictions and conditions attaching to the First Preference Shares.

3. By adding to Schedule A the rights, privileges, restrictions and conditions attaching to the First Preference Shares as a class, as set out in Schedule I(a) hereto.

4. By amending paragraph 5 dealing with the number of directors to provide for a minimum of one director and maximum of seven directors.

5. By deleting paragraphs (a) and (b) of Schedule B dealing with the restrictions on the right to transfer shares of the Corporation and substituting therefor the following:

     (a) the previous consent of the holders of at least 51% of the outstanding First Preference Shares expressed by resolution passed at a meeting of the First Preference Shareholders or by an instrument or instruments in writing signed by such First Preference Shareholders.

                                 SCHEDULE I(a)

                                NEUROCHEM, INC.

1. The First Preference Shares may at any time and from time to time be issued in one or more series, to consist of such number of shares as may, before issuance of such series, be fixed by the directors of the Corporation by Articles of Amendment in accordance with the procedure set forth in the Canada Business Corporations Act (the "Act") respecting the issuance of shares in series.

2. The directors of the Corporation may (subject to the limitations set forth herein and in the Act), by Articles of Amendment in accordance with the procedure set forth in the Act respecting the issuance of shares in series and, prior to the issuance of any shares of a particular series of First Preference Shares authorized to be issued, fix the designation, rights, privileges, restrictions and conditions to attach to the First Preference Shares of that particular series, including, without limiting the generality of the foregoing, the rate of preferential dividends and whether or not the same shall be cumulative, the dates of payment thereof, the rights, if any, to participate in further dividends and other distributions made by the Corporation, the redemption price and terms and conditions of redemption, including the rights, if any, of the holders of the First Preference Shares of such series to require the redemption thereof, the voting rights and conversion rights, if any, and any redemption fund, purchase fund or other provisions to be attached to the First Preference Shares of such series.

3.   If any amount:

     (a) of cumulative dividends, whether or not declared, or declared non-cumulative dividends; or

     (b) payable on return of capital in the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purposes of winding-up its affairs;

in respect of shares of a series of First Preference Shares is not paid in full, the shares of such series shall participate rateably with the shares of all other series of the First Preference Shares in respect of:

     (c) all accumulated dividends, whether or not declared, and all declared non-cumulative dividends; or

     (d) all amounts payable on return of capital in the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purposes of winding-up its affairs;

as the case may be.

4. The First Preference Shares of any series may be given such preferences over, or rights to participate with, any other shares of the Corporation ranking junior to the First Preference Shares (including in respect of, but not in any way limited to, payment of dividends, repayment of capital and distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, or other distribution of assets of the Corporation among its shareholders for the purposes of winding-up its affairs, whether voluntary or involuntary) as may be fixed by the directors of the Corporation in the preferences, rights, conditions, restrictions, limitations and prohibitions attached to such series.

5. No preferences, rights, conditions, restrictions, limitations or prohibitions attached to a series of First Preference Shares shall confer upon the shares of that or another series of the First Preference Shares a priority in respect of:

     (a) dividends; or

     (b) return of capital in the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purposes of winding-up its affairs;

over the shares of any other series of the First Preference Shares.

6. Subject to the provisions of the Act and the provisions attached to any particular series of the First Preference Shares, the First Preference Shares of any series, if so provided in the rights, privileges, restrictions and conditions attached to such series, may be purchased for cancellation or made subject to redemption at the option of the Corporation or the holder thereof at such time and at such prices and upon such other terms and conditions as may be specified in the rights, privileges, restrictions and conditions attaching to the First Preference Shares of such series.

7. No holder of First Preference Shares shall be entitled, as such, to any pre-emptive right to subscribe for the purchase or to receive any part of any issue of shares, or of bonds, debentures or other securities of the Corporation, whether now or hereafter authorized or issued; provided, however, that notwithstanding the foregoing, if so specified in the rights, privileges, restrictions and conditions attached to a particular series of the First Preference Shares authorized to be issued, the holders of such series of the First Preference Shares may be given a pre-emptive right to subscribe for the purchase of or to receive all or a part of any issue of shares or of bonds, debentures or other securities of the Corporation, whether now or hereafter authorized or issued, upon such terms and conditions as may be specified in such rights, privileges, restrictions and conditions.

8. The holders of the First Preference Shares shall not, as such, have any right to vote separately as a class or series upon any proposal to amend the articles of the Corporation to:

   (a) increase any maximum number of authorized shares of any class of shares of the Corporation having rights or privileges ranking in priority to or equal with the First Preference Shares; or

   (b) effect an exchange, reclassification or cancellation of all or part of the First Preference Shares; or

   (c) create a new class of shares ranking in priority to or equal with the First Preference Shares;

provided that, notwithstanding the foregoing, if so specified in the provisions attached to a particular series of the First Preference Shares authorized to be issued and subject to such limitations as may be specified therein, the Corporation shall be required to obtain the approval by special resolution or in such other manner as may be provided in such rights, privileges, restrictions or conditions, of the holders of such series of the First Preference Shares to any proposal to amend the articles of the Corporation in any of the aforesaid respects.

9. The first series of First Preference Shares shall be designated as First Preference Shares, Series A (the "Series A Preferred Stock") and shall have attached thereto, in addition to the rights, privileges, restrictions, conditions and limitations attaching to the First Preference Shares as a class, the rights, privileges, restrictions, conditions and limitations set forth below. The Corporation shall have the authority to issue a total of Eight Hundred Thousand (800,000) shares of Series A Preferred Stock.

     (a)  Voting Rights.

     (i) General. Each holder of shares of Common Stock shall be entitled to one vote for each share thereof held. Each holder of shares of Series A Preferred Stock shall be entitled to vote on all matters and, except as otherwise expressly provided herein, shall be entitled to the number of votes equal to the largest number of whole full shares of Common Stock into which such shares of Series A Preferred Stock could be converted, pursuant to the provisions of paragraph (d) hereof, on the record date for the determination of the stockholders entitled to vote on such matters or, if no such record date is established, in accordance with the applicable provisions of the Act. Except as otherwise expressly provided herein or as required by law, the holders of Series A Preferred Stock and the holders of Common Stock shall vote together on all matters and not as separate classes or series.

     (ii) Written Consent. In any case in which an affirmative vote of the holders of record of a proportion of any class or series of capital stock is required under this Article FOURTH, the written consent of the holders of record of such proportion of the shares of such class or series of shares of capital stock shall be deemed equivalent to such a vote, except in any case where a meeting and affirmative vote of the holders of record of such proportion of shares of such class or series of capital stock shall be required by law.

     (iii) Director Election Right. The holders of the outstanding shares of Series A Preferred Stock, voting separately as a class, shall be entitled to elect four (4) directors of the Corporation (each a "Series A Director"). At any annual or special meeting of the Corporation (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person, or by proxy (or by written consent) of the holders of a majority of the outstanding shares of Series A Preferred Stock shall constitute a quorum for the election of the Series A Director.

Any director elected by the holders of the Series A Preferred Stock may be removed during his or her term of office, with or without cause, by and only by, the affirmative vote or written consent of the holders of a majority of the outstanding shares of the Series A Preferred Stock. A vacancy in the seat held by any Series A Director shall be filled by the affirmative vote or written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock. The Corporation shall not fix the number of directors to exceed seven (7).

(iv) Special Director Election Right for Default. In addition to all rights conferred above with respect to the election of directors, the holders of Series A Preferred Stock shall have the following rights with respect to the election of directors of the Corporation upon the occurrence of an Event of Noncompliance as described below:

     (a) Definition of Event of Noncompliance. An "Event of Noncompliance" will be deemed to have occurred if:

         (i) the Corporation breaches or otherwise fails to perform or observe
         (a) the liquidation, conversion or redemption rights of the Series A Preferred Stock or (b) any breach of any material provision of the Stock Purchase Agreement relating to the issuance of the Series A Preferred Stock which breach is not cured in all material respects by the Corporation within 60 days after notice thereof is furnished to, or if earlier, after the Corporation discovers such breach; or

         (ii) (a) the Corporation or any of its subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order of relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Corporation or any of its subsidiaries shall make a general assignment for the benefit of its creditors; or (b) there shall be commenced against the Corporation or any of its subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment, or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (c) there shall be commenced against the Corporation or any of its subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof; or (d) the Corporation or any of its subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

         (iii) the Corporation shall fail to meet the projections or proposed licensing activities as set forth in its business plan (as revised from time to time by the Board of Directors) for more than six months and which has a material adverse effect on the Corporation's business prospects, operations and viability.

         (b) Consequences of Certain Events of Noncompliance. If any Event of Noncompliance has occurred and is continuing beyond any applicable grace period the number of directors constituting the Corporation's Board of Directors will, at the request and approval of the holders of a majority of the Series A Preferred Stock then outstanding be increased by such number as will constitute a minimum majority of the Board of Directors, and the holders of a majority of the outstanding shares of Series A Preferred Stock will have the special right (with each share being entitled to one vote) and to the exclusion of all other classes of the Corporation's capital stock, to elect individuals to fill such newly created directorships, to remove any individuals elected to such directorships, and to fill any vacancies in such directorships. The special right of the holders of Series A Preferred Stock to elect a majority of the members of the Board of Directors may be exercised at the special meeting called pursuant to this subparagraph (b), at any annual or special meeting of stockholders and, to the extent and in the manner permitted by applicable law, pursuant to a written consent in lieu of a stockholders' meeting. Such special right to elect additional directors will continue until such time as there is no longer any Event of Noncompliance in existence, at which time such special right will terminate subject to revesting upon the occurrence and continuation of any Event of Noncompliance which gives rise to such special right hereunder; provided that any director so elected will continue to serve as a director to the extent provided in the last paragraph of this Section.

         At any time when an Event of Noncompliance has occurred and is continuing, a proper officer of the Corporation shall, upon the written request of the holders of at least 10% of the Series A Preferred Stock then outstanding, addressed to the Secretary or Assistant Secretary of the Corporation, call a special meeting of the holders of Series A Preferred Stock for the purpose of electing directors pursuant to this Section. Such meeting shall be held at the earliest legally permissible date at the principal office of the Corporation, or at such other place designated by the holders of at least a majority of the shares of Series A Preferred Stock then outstanding. If such meeting has not been called by a proper officer of the Corporation within 10 days after delivery of such written request upon the Secretary or Assistant Secretary of the Corporation or within 20 days after mailing it to the Secretary or Assistant Secretary of the Corporation at its principal office, then the holders of at least 10% of the Series A Preferred Stock then outstanding may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by such holder so designated upon the notice required for annual meetings of stockholders and shall be held at the Corporation's principal office, or at such other place designated by the holders of a least 10% of the Series A Preferred Stock then outstanding. Any holder of Series A Preferred Stock so designated shall be given access to the stock record books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to this Section.

         At any meeting or at any adjournment thereof at which the holders of Series A Preferred Stock have the special right to elect directors, the presence, in person or by proxy, of the holders of a majority of the Series A Preferred Stock then outstanding shall be required to constitute a quorum for the election or removal of any director by the holders of the Series A Preferred Stock exercising such special right. The vote of the holders of a majority of the shares of Series A Preferred Stock or written consent (given at such meeting or otherwise to the Corporation and calculated following the determination of a quorum) shall be required to elect or remove any such director.

         Any director so elected by the holders of Series A Preferred Stock shall continue to serve as a director until the expiration of the lesser of (a) a period of three months following the date on which there is no longer any Event of Noncompliance in existence, or (b) the remaining period of the full term for which such director has been elected. After the expiration of such three-month period or when the full term for which such director has been elected ceases (provided that the special right to elect directors has terminated), as the case may be, the number of directors constituting the Board of Directors of the Corporation shall decrease to such number as constituted the whole Board of Directors of the Corporation immediately prior to the occurrence of the Event or Events of Noncompliance giving rise to this special right of the holders of Series A Preferred Stock to elect directors. If any Event of Noncompliance exists, each holder of Series A Preferred Stock shall also have any other rights which such holder is entitled to under any contract or agreement at any time and any other rights which such holder may have pursuant to applicable law.

   (b) Dividends.

   (i) Common Stock. The holders of the Common Stock shall be entitled to receive dividends as, when and if declared by the Board of Directors. Dividends and distributions (other than those payable solely in Common Stock) may be paid, or declared and set aside for payment, upon shares of Common Stock in any calendar year only if dividends shall have been paid, or declared and set aside for payment, on account of all shares of Series A Preferred Stock then issued and outstanding.

   (ii) Participating Dividends. In the event that the Board of Directors of the Corporation shall declare a dividend payable on the then outstanding shares of Common Stock

(other than a dividend on the Common Stock payable solely in the form of additional shares of Common Stock), the holders of the Series A Preferred Stock shall be entitled to receive, in addition to any cumulative dividends to which they may be entitled under subparagraph (b)(iii) hereof, the amount of dividends per share of Series A Preferred Stock as would be payable on the largest number of whole shares of Common Stock into which each share of Series A Preferred Stock could be converted pursuant to the provisions of paragraph
(d) hereof, such number determined as of the record date for determining eligibility for such dividends.

(iii) Cumulative Dividends.

     (A) Computation of Cumulative Dividends. The holders of the outstanding shares of Series A Preferred Stock shall be entitled to receive, out of any funds legally available therefor, cumulative dividends at the annual rate of $.10 per share. Such dividends shall accrue from day to day on each share of Series A Preferred Stock from the date of original issuance of such share, whether or not earned or declared.

     All numbers relating to the calculation of cumulative dividends shall be determined and paid in United States currency and shall be subject to equitable adjustment in the event of any stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event involving a change in the capital structure of the Series A Preferred Stock.

     Such dividends on the Series A Preferred Stock shall be cumulative so that if such dividends in respect of any previous or current annual dividend period, at the annual rate specified above, shall not have been paid or declared and a sum sufficient for the payment thereof has not been set aside, the deficiency shall first be fully paid before any dividend or other distribution shall be paid or declared and set aside for the Common Stock.

     (B) Restrictions on Distributions. Unless all accrued dividends on each share of the Series A Preferred Stock shall have been paid or declared and a sum sufficient for the payment thereof set aside, no dividend shall be paid or declared, and no distribution shall be made, on any Common Stock (other than a dividend on Common Stock payable solely in the form of additional shares of Common Stock). Furthermore, except to the extent in any instance approval is provided by the holders of a majority of the outstanding shares of Series A Preferred Stock, the Corporation shall not declare or pay any dividends, or purchase, redeem, retire or otherwise acquire for value any of its capital stock (or rights, options or warrants to purchase such shares) now or hereafter outstanding, return any capital to its stockholders as such, or make any distribution of assets to its stockholders as such, or permit any subsidiary to do any of the foregoing, except that subsidiaries may declare and make payment of cash and stock dividends, return capital and make distributions of assets to the Corporation, and except that nothing herein contained shall prevent the Corporation from:

          (1) effecting a stock split or declaring or paying any dividend consisting of shares of any class of capital stock to the holders of shares of such class of capital stock;

          (2) complying with any specific provisions of the terms of the Series A Preferred Stock;

          (3) redeeming any stock of a deceased stockholder out of insurance held by the Corporation on that stockholder's life; or

          (4) redeeming capital stock for the original purchase price thereof pursuant to stock restriction agreements between the Corporation and the holder of such stock.

(c)   Liquidation Rights.

(i) Treatment at Liquidation, Dissolution or Winding Up. The Series A Preferred Stock shall be preferred as to assets over the Common Stock of the Corporation. In the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, or in the event of its insolvency, the holders of Series A Preferred Stock shall be entitled to have set apart for them, or to be paid, out of the assets of the Corporation available for distribution to stockholders, and before any distribution or payment is made to any holders of any shares of Common Stock or any other class or series of capital stock of the Corporation, an amount equal to $1.00 per share of Series A Preferred Stock (which amount shall be subject to equitable adjustment in the event of a stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event involving a change in the capital structure of the Company with respect to the

Series A Preferred Stock) plus all accrued and unpaid dividends thereon, whether or not earned or declared, up to and including the date full payment shall be tendered to the holders of the Series A Preferred Stock with respect to such liquidation, dissolution or winding up.

If, upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the assets legally available for distribution among the holders of the Series A Preferred Stock shall be insufficient to permit payment to such holders of the full preferential amount as provided for above, then such holders shall share ratably in any distribution of available assets according to the respective amounts which would otherwise be payable with respect to the shares of Series A Preferred Stock held by them upon such liquidating distribution if all amounts payable on or with respect to said shares were paid in full, based upon the aggregate liquidation value of the Series A Preferred Stock.

After such payment shall have been made in full to the holders of the Series A Preferred Stock, or funds necessary for such payment shall have been set aside by the Corporation in trust for the account of holders of the Series A Preferred Stock so as to be available for such payment, the remaining assets available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock and the Common Stock, with the holders of the Series A Preferred Stock deemed to hold that number of shares of Common Stock into which such shares of Series A Preferred Stock are then convertible.

The amounts to be paid or set aside for payment as provided above in this paragraph (c) shall be proportionately increased or decreased in inverse relation to the change in the number of outstanding shares resulting from any consolidation or combination of capital stock, stock-split, stock dividend, subdivision of shares, recapitalization, reclassification or similar event (a "Recapitalization Event").

(ii) Cash-Out Election. For purposes of this paragraph (c) any of the following transactions shall be deemed to be a liquidation, dissolution or winding up: (1) a consolidation or merger of the Corporation with or into any other corporation or corporations, (2) a sale of all or substantially all of the assets of the Corporation, and (3) the issuance and/or sale by the Corporation of shares of Common Stock (or securities convertible into shares of Common Stock) in a single or integrated transaction constituting a majority of the shares of Common Stock outstanding immediately following such issuance (treating) all securities convertible into shares of Common Stock as having been fully converted and all options and other rights to acquire shares of Common Stock or securities convertible into shares of Common Stock as having been fully exercised); provided, however, that no such transaction shall be deemed to be a liquidation, dissolution or winding up for purposes of this paragraph unless an election to do so shall have been approved by an affirmative vote of holders of record of a majority of the shares of Series A Preferred Stock then outstanding.

The provisions of this paragraph (c)(ii) shall not apply to any reorganization, merger or consolidation involving (1) a transaction in which the holders of shares of capital stock of the Corporation immediately following such transaction become as a result of such transaction the holders of a majority of the shares of common stock of the surviving entity or entities immediately following such transaction (treating all securities of such entity or entities convertible into shares of common stock of such entity or entities as having been fully converted and all options and other rights to acquire shares of common stock of such entity or entities as having been fully converted and all options and other rights to acquire shares of common stock or securities convertible into shares of common stock of such entity or entities as having been fully exercised), or (2) only a change in the state of incorporation of the Corporation.

(iii) Distributions Other than Cash. Whenever the distribution provided for in this paragraph (c) shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation. In the event of any dispute between the holders of the Series A Preferred Stock and the Corporation regarding the determination of fair market value, at the option of the holders of a majority of the outstanding shares of Series A Preferred Stock, the Corporation shall engage a consulting firm or investment banking firm selected by the holders of a majority of the outstanding shares of Series A Preferred Stock to prepare an independent appraisal of the fair market value of such property to be distributed. The expenses of any such appraisal shall be borne by the Corporation.

(d)  Conversion Rights.

(i) General. Subject to the terms and provisions of this paragraph, each holder of record of shares of Series A Preferred Stock may, at any time, upon surrender to the

Corporation of the certificates therefor at the principal office of the Corporation or at such other place as the Corporation shall designate, convert all or any part of such holder's shares of Series A Preferred Stock into one fully paid and non-assessable share of Common Stock (as such Common Stock shall then be constituted) for each share of Series A Preferred Stock which such holder shall then surrender to the Corporation, subject to adjustment as set forth in subparagraph (ii) below.

(ii) Adjustments. The number of shares of Common Stock into which each share of Series A Preferred Stock may be converted shall be subject to the following adjustments:

        (A)  Upon Dilutive Issuances of Common Stock or Convertible
        Securities. While there are any shares of Series A Preferred Stock outstanding, if the Corporation shall issue or sell any shares of its Common Stock or Common Stock Equivalents (as hereinafter defined), except for shares issued upon conversion of Series A Preferred Stock or as set forth in subparagraph (d)(ii)(D), without consideration or at a price per share which is less than the Conversion Price (which term means the number calculated by dividing $1.00 by the number of shares of Common Stock into which each share of Series A Preferred Stock may be converted at the time in question) in effect immediately prior to such issuance or sale, then in each case the Conversion Price shall be reduced, concurrently with such issuance or sale, to a price determined by dividing (a) the sum or (i) the number of shares of Common Stock outstanding immediately prior to such issuance or sale of Common Stock or Common Stock Equivalents, multiplied by the Conversion Price in effect immediately prior to such issuance or sale, plus (ii) the consideration, if any, received by the Corporation upon such issuance or sale, by (b) the number of shares of Common Stock outstanding immediately after such issuance or sale including any shares which the Corporation is deemed to have issued or sold in such transaction; and in the event of such an adjustment of the Conversion Price, the number of shares of Common Stock into which each share of such Series A Preferred Stock may be converted shall be increased to a number determined by dividing (a) the Conversion Price in effect immediately before the foregoing adjustment by (b) the Conversion Price in effect immediately after the foregoing adjustment. Each such adjustment of the Conversion Price shall be calculated to the nearest cent, and as applicable, to the nearest hundredths place. For purposes of calculating the number of shares of Common Stock outstanding, all shares of Common Stock issuable upon conversion of outstanding Series A Preferred Stock, and all shares of Common Stock issuable upon the exercise of Common Stock Equivalents shall be deemed to be outstanding.

         As used herein, the term "Common Stock Equivalents" includes any securities convertible into or exchangeable for shares of Common Stock, or any warrants, options, subscriptions or purchase rights with respect to such convertible or exchangeable securities, whether or not exercisable upon issuance.

         (B) Deemed Issuances. For the purposes of this subparagraph (d)(ii), if the Corporation shall issue any warrants, options, subscription or purchase rights collectively "rights" with respect to shares of Common Stock, or any Common Stock Equivalents (except for rights to purchase or acquire shares as set forth particularly in subparagraph
         (d)(ii)(D)), the maximum total number of shares of Common Stock issuable upon exercise of such rights or the exchange and conversion of such Common Stock Equivalents shall thereupon be deemed to have been issued and to be outstanding, and the price per share therefor shall be deemed to include the sum of the consideration received for the issue of such rights and the minimum additional consideration payable upon the exercise of such rights and/or exchange or conversion. No further adjustment of the Conversion Price adjusted upon the issuance of such rights shall be made as a result of the actual issuance of shares of Common Stock on the exercise of any such rights or the exchange and conversion of such Common Stock Equivalents. If the provisions of any rights described in this subparagraph (d)(ii) with respect to the purchase price of shares of Common Stock or the number of shares purchasable shall expire or if the purchase price thereunder shall decrease or the number of shares purchasable thereunder increase, any adjustment previously made hereunder for such rights with respect to Series A Preferred Stock not yet converted shall be readjusted as of the date of issuance of such rights to such as would have obtained on the basis of the rights as modified by such change or expiration.

         (C) Consideration. In case the Corporation shall issue shares of its Common Stock or Common Stock Equivalents for a consideration wholly or partly other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair market value of such consideration as unanimously determined reasonable and in good faith by the Board of Directors of the Corporation or, in the absence of unanimity, as determined by an appraisal performed by a nationally recognized investment banking firm or consulting firm, unaffiliated with the Corporation, to be selected by the holders of a majority of the outstanding shares of Series A Preferred Stock. The expenses of such an appraisal shall be borne by the Corporation.

         In case Common Stock shall be deemed to have been issued upon the issuance by the Corporation of any right to acquire such Common Stock in connection with the issue or sale of other securities or assets of the Corporation, together comprising one integrated transaction, such rights shall be deemed to have been issued for such portion of the consideration received as may be reasonably determined in good faith by the Board of Directors to be allocable thereto.

         Consideration received by the Corporation for issuance of its Common Stock shall be determined in all cases without deduction therefrom of any expenses, underwriting commissions or concessions incurred in connection therewith which are reasonable and customary with respect to that particular transaction.

         (D) Exceptions to Anti-Dilution. Anything herein notwithstanding, no adjustments in the number of shares of Common Stock deliverable upon conversion of the Series A Preferred Stock as set forth in this paragraph (d) shall be made by reason of or in connection with the issuance of shares of Common Stock (including options to purchase such shares whether such options are issued before, at the same time as or after the authorization of the Series A Preferred Stock) pursuant to employee stock option agreements, employee stock option or stock purchase plans adopted by the Board of Directors of the Corporation for the issuance of shares of Common Stock to employees or consultants, up to a maximum of 150,000 shares of Common Stock in the aggregate.

         (E) Adjustments for Failure to Participate. Anything herein notwithstanding, the holder of any shares of Series A Preferred Stock shall not be entitled to the benefits of subparagraphs (d)(ii)(A)-(C) if such holder has failed to participate in any particular offering by the Corporation of shares of any class or series of its capital stock, however designated (or other securities, whether debt or equity, convertible into or exchangeable for any class or series of capital stock, or any warrants, options, subscriptions or other purchase rights with respect thereto), by acquiring in such offering such number of shares actually offered in the offering to all holders of the Series A Preferred Stock, multiplied by a fraction; (a) the numerator of which is the number of shares of Series A Preferred Stock held by such holder (by itself or together with any affiliated persons or entities) at the time of such offering, and (b) the denominator of which is the total number of shares of Series A Preferred Stock then outstanding (the "Pro Rata Share"), provided that at least forty percent of the stock offered to the holders of Series A Preferred Stock in such offering are purchased by such holders. If any holder of Series A Preferred Stock shall fail to purchase its Pro Rata Share of any such offering, then such holder's rights (by itself or together with any affiliated persons or entities) under subparagraphs (d)(ii)(A) -- (C) shall terminate and shall no longer be of any force and effect.

         The Corporation and the Board of Directors shall take all necessary actions to designate a new series of First Preference Shares on any occasion that any holder of Series A Preferred Stock shall fail to purchase its Pro Rata Share of any such offering. Each share of such holder's Series A Preferred Stock shall be immediately converted into one share of the newly created series of First Preference Shares; provided, however, that the Conversion Price for such newly-created series of First Preference Shares shall be the Conversion Price for the Series A Preferred Stock in effect immediately prior to such offering. Such new series of First Preference Shares shall otherwise be identical in all respect to the Series A Preferred Stock. Except as otherwise required by law, any newly created series of First Preference Shares shall vote together as a class with the Series A Preferred Stock on all matters submitted to the stockholders for a vote or a written consent. This subparagraph shall not apply to any of the events specified in subparagraphs (d)(ii)(F) and (G).

         (F) Changes in Common Stock; Capital Reorganization or Reclassification. If the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a lesser number of shares, or issue additional shares of Common Stock as a dividend or other distribution on its Common Stock, or reorganize or reclassify its shares of Common Stock into any other shares of the Corporation, the number of shares of Common Stock into which each share of Series A Preferred Stock may be converted immediately prior thereto shall be adjusted so that the holder of the shares of Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive for each share of Series A Preferred Stock the number of shares of Common Stock which such holder would have owned or been entitled to receive after the happening of any of the events described above if such holder's Series A Preferred Stock had been converted immediately prior to the happening of such event, such adjustment to become effective concurrently with effectiveness of such event.

         (G) Merger, Consolidation or Sale of Assets. If there shall be a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation's capital stock or assets to any other person, then as a part of such transaction, provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from the merger, consolidation or sale, to which such holder would have been entitled if such holder had converted its shares of Series A Preferred Stock immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this paragraph (d) to the end that the provisions of this paragraph (d) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

(iii) Automatic Conversion upon Public Offering. All outstanding shares of Series A Preferred Stock shall be deemed automatically converted into such number of shares of Common Stock as are determined in accordance with subparagraph (d)(i) hereof immediately upon the closing of an underwritten public offering of the Common Stock of the Corporation on a firm commitment basis pursuant to an effective registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, or a receipt for a final prospectus filed with the Ontario Securities Commission, where the Corporation actually receives proceeds of not less than $10,000,000 and the per share sales price of such securities is not less than $5.00 per share as adjusted for Recapitalization Events (an "Automatic Conversion Event"). On or after the date of occurrence of an Automatic Conversion Event, and in any event within ten (10) days after receipt of notice, by mail, postage prepaid from the Corporation of the occurrence of such event, each holder of record of shares of Series A Preferred Stock shall surrender such holder's certificates evidencing such shares at the principal office of the Corporation or at such other place as the Corporation shall designate, and shall thereupon be entitled to receive certificates evidencing the number of shares of Common Stock into which such shares of Series A Preferred Stock are converted. In addition, upon the occurrence of an Automatic Conversion Event, the holders of Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to stockholders $1.00 per share of Series A Preferred Stock (which amount shall be subject to equitable adjustment in the event of a stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event involving a change in the capital structure of the Company plus all accrued and unpaid dividends thereon, whether or not earned or declared, up to and including the date of the Automatic Conversion Event. Immediately upon the occurrence of an Automatic Conversion Event, each holder of record of shares of Series A Preferred Stock shall be deemed to be the holder of record of the shares of Common Stock issuable upon such conversion and to be a creditor of the Corporation with respect to the amount to be distributed to such holder and no shares of Series A Preferred Stock shall be considered outstanding, without any further action by the holders of such shares and whether or not the certificates representing such shares of Series A Preferred Stock are surrendered to the Corporation or its transfer agent.

(iv) Notice of Adjustments. Upon any adjustment of the Conversion Price or the number of shares into which Series A Preferred Stock may be converted, then in each such case the Corporation shall give written notice thereof within thirty
(30) days of the occurrence of the adjustment, addressed to each registered holder of Series A Preferred Stock at the address of such holder as shown on the records of the Corporation. Such notice shall be prepared by independent public accountants of recognized national standing and shall state the Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number or shares issuable upon the conversion of Series A Preferred Stock, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(v) Exercise of Conversion Privilege. To exercise its conversion privilege, a holder of Series A Preferred Stock shall surrender the certificate or certificates representing the shares being converted to the Corporation at its principal office, and shall give written notice to the Corporation at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon conversion shall be issued. The certificate or certificates for shares of Series A Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. As promptly as practicable after the date when such written notice is received by the Corporation (the "Conversion Date"), the Corporation shall issue and shall deliver to the holder of the shares of Series A Preferred Stock being converted, or on its written order, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series A Preferred Stock in accordance with the provisions of this paragraph (d), cash in the amount of all declared but unpaid dividends on such shares of Series A Preferred Stock, up to and including the Conversion Date, and cash, as provided in subparagraph
(d)(vi), in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series A Preferred Stock shall cease and the person(s) in whose name(s) any certificate(s) for shares of Common Stock shall be issuable shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

vi) Cash in Lieu of Fractional Shares. No fractional shares of Common Stock shall be issued upon the conversion of shares of Series A Preferred Stock. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of Series A Preferred Stock, the Corporation shall pay to the holder of the shares of Series A Preferred Stock which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the fair market value per share of the Common Stock (as determined in a reasonable manner prescribed by the Board of Directors) at the close of business on the Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the aggregate number of shares of Series A Preferred Stock being converted at any one time by any holder thereof, not upon each share of Series A Preferred Stock being converted.

   (e) Optional Redemption.

   (i) Election of Holders to Require Redemption. At any time, on or after February 1, 1999, at the election of the holders of a majority of the shares of Series A Preferred Stock then outstanding, the Corporation shall be required to redeem all of the outstanding shares of Series A Preferred Stock in three equal annual installments, upon the terms described in this paragraph (e).

   (ii) Redemption Price. The redemption price per share of Series A Preferred Stock shall be $1.00 per share plus all accrued and unpaid dividends thereon, if any, whether or not earned or declared, on such share up to and including the date fixed for redemption of such share of Series A Preferred Stock (the "Series A Redemption Price"). The Series A Redemption Price shall be equitably adjusted whenever there shall occur a stock split, stock dividend, subdivision of shares, recapitalization, reclassification or other similar event relating to the Series A Preferred Stock.

   (iii) Redemption Notice. If the holders of a majority of the outstanding shares of Series A Preferred Stock wish to elect to require the Corporation to redeem the outstanding shares of Series A Preferred Stock, such holders shall deliver a written notice to the Corporation not less than forty-five
   (45) days prior to a date fixed by such holders for redemption of the first installment of shares of Series A Preferred Stock (the "First Redemption Date") and stated in such notice. Upon receipt of such notice from the holders and in any event not later than thirty (30) days prior to the First Redemption Date and each redemption date thereafter (each, a "Redemption Date"), the Corporation shall mail, postage prepaid, written notice of the redemption (the "Redemption Notice") to each holder of record of Series A Preferred Stock, at its address as appears on the records of the Corporation. Failure of the Corporation to deliver the Redemption Notice shall not affect its obligation to redeem any shares of Series A Preferred Stock pursuant to this paragraph (e). The Redemption Notice shall state:

     (a) the total number of shares of Series A Preferred Stock to be redeemed on such Redemption Date and the number of shares of Series A Preferred Stock to be redeemed from the holder to which such notice is addressed;

     (b) the date of such Redemption Date and the Series A Redemption Price; and

     (c) that the holder shall surrender to the Corporation on or before such Redemption Date, at its principal office or such other place as may be designated in the Redemption Notice, any certificate(s) held by it representing shares to be redeemed.

(iv) Surrender of Certificates. Each holder of shares of Series A Preferred Stock being redeemed shall surrender the certificate(s) held by it representing such shares to the Corporation at its principal office or such other place as may be designated in the Redemption Notice for a Redemption Date. Upon such surrender, the Corporation shall pay to the order of the person whose name appears on such certificate(s) the Series A Redemption Price for such shares, and each surrendered certificate shall be cancelled. In the event that, prior to the final Redemption Date or pursuant to subparagraph (e)(viii) hereof, not all of the shares of Series A Preferred Stock represented by a surrendered certificate are being redeemed, the Corporation shall deliver to the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series A Preferred Stock not redeemed.

(v) No Dividends and Conversion after Redemption. From and after the later of the last Redemption Date or forty-five (45) days after the date that the Corporation shall have mailed the last Redemption Notice, no shares of Series A Preferred Stock shall be entitled to any further dividends pursuant to paragraph (b) hereof or to conversion pursuant to paragraph (d) hereof.

(vi) If, on or before a redemption date, the funds necessary for such redemption shall have been set aside by the Corporation and deposited with a bank or trust company, in trust for the benefit of the holders of the Series A Preferred Stock that has been called for redemption, then, notwithstanding that any certificates for shares that have been called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding from and after such redemption date, and all rights of holders of such shares so called for redemption shall forthwith, after such redemption date, cease and terminate, excepting only the right to receive the redemption funds therefor to which they are entitled, but without interest. Any interest accrued on funds so deposited and unclaimed by stockholders entitled thereto shall be paid to such stockholders at the time their respective shares are redeemed or to the Corporation at the time unclaimed amounts are paid to it. In case the holders of Series A Preferred Stock which shall have been called for redemption shall not, within six years after a redemption date, claim the amounts so deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder and such holder shall look only to the Corporation for the payment thereof. Any funds so deposited with a bank or trust company which shall not be required for such redemption by reason of the exercise subsequent to the date of such deposit of the right of conversion of any shares of Series A Preferred Stock, or otherwise, shall be returned to the Corporation forthwith.

(vii) If the Corporation for any reason fails to redeem any of the shares of Series A Preferred Stock in accordance with the terms hereof on or prior to the redemption date specified therein, then, until the date of such redemption, notwithstanding anything to the contrary contained in this Certificate of
Incorporation:

     (a) the amounts payable on redemption shall thereafter increase at the rate of fifteen percent per annum (15%) from and after the date of redemption until such amounts are paid in full;

     (b) the Corporation may not incur any indebtedness for money borrowed (unless the proceeds of such incurrence of indebtedness are used to make all overdue redemptions) or borrow or reborrow any amounts under any lines of credit which it may then have outstanding without the prior written consent of the holders of not less than a majority of the then outstanding shares of the Series A Preferred Stock; and

     (c) the holders of Series A Preferred Stock shall be entitled to elect all but one of the entire Board of Directors of the Corporation.

(viii) Insufficient Funds for Redemption. If the funds of the Corporation legally available for redemption of Series A Preferred Stock are insufficient to redeem the number of shares of Series A Preferred Stock to be redeemed on a Redemption Date, the holders of shares of Series A Preferred Stock shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the number of shares owned by them if the shares to be so redeemed on such Redemption Date were redeemed in full. Any shares of Series A Preferred Stock not redeemed shall be entitled to all of the rights and preferences provided herein, notwithstanding subparagraph (e)(v) hereof. At any time thereafter when additional funds of the Corporation are legally available for redemption of such shares, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

(f)  Covenants.

(i) Restrictions and Limitations. The Corporation shall not, for so long as any shares of Series A Preferred Stock are outstanding, without the affirmative vote of the holders of record of a majority of the outstanding shares of Series A Preferred Stock, take any corporate action or otherwise amend its Certificate of Incorporation without the approval by vote or written consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock if such corporate action or amendment would change any of the rights, preferences, privileges of or limitations provided for herein for the benefit of any shares of Series A Preferred Stock or materially adversely affect the rights of the holders of the Series A Preferred Stock. Without limiting the generality of the foregoing, the Corporation will not amend its Certificate of Incorporation or take any other corporate action without the approval by the holders of at a majority of the then outstanding shares of Series A Preferred Stock if such amendment or corporate action would:

     (A) Authorize any capital stock or any securities convertible into or exchangeable for capital stock for which there is not sufficient authorized capital stock available upon the conversion or exchange thereof;

     (B) Declare or pay any dividends or make any other distributions on shares of Common Stock other than dividends payable solely in Common Stock;

     (C) Repurchase any First Preference Shares or shares of Common Stock (other than pursuant to employee stock purchase, option or benefit plans or stock repurchase agreements authorized by the Board of Directors of the Corporation);

     (D) Merge with or consolidate into any corporation, firm or entity, or sell, lease or otherwise dispose of all or substantially all of its assets, or voluntarily liquidate, dissolve or wind up;

     (E) Amend, repeal or modify any provision of, or add any provision to, the Corporation's Articles of Incorporation or By-Laws;

     (F) Authorize or create any additional shares of Series A Preferred Stock or shares of any class or series of stock having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Series A Preferred Stock, or authorize, create or issue shares of any class or series or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having optional rights to purchase, any shares of the Corporation;

     (G) Reclassify the shares of Common Stock or any other shares of stock hereafter created junior to the Series A Preferred Stock as to dividends or assets into shares of Series A Preferred Stock or into shares having any preference or priority as to dividends or assets superior to or on a parity with that of the Series A Preferred Stock;

     (H) Incur indebtedness in excess of $250,000 in the aggregate; or

     (I) Transfer any rights to patents or other technology other than in the ordinary course of business.

     (J) Reduce the amount payable to the holders of the Series A Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; or

     (K) Adversely affect the liquidation preferences, dividend rights or voting rights of the holders of the Series A Preferred Stock; or

     (L) Cancel or modify the conversion rights of the holders of the Series A Preferred Stock provided for in Section 5 herein.

(ii) Termination of Restrictions and Limitations upon Automatic Conversion Event. The provisions of subparagraph (f)(i) shall terminate upon the occurrence of an Automatic Conversion Event pursuant to paragraph (d)(iii) hereof.

(iii) Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Stock the full number of shares of Common Stock deliverable upon the conversion of all the then outstanding shares of Series A Preferred Stock and shall take all such action and obtain all such permits or orders as may be necessary to enable the Corporation lawfully to issue such Common Stock upon the conversion of Series A Preferred Stock.

(iv) No Dilution or Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of capital stock or assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Series A Preferred Stock set forth herein, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series A Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Corporation (a) will not increase the par value of any shares of stock receivable on the conversion of the Series A Preferred Stock above the amount payable therefor on such conversion, and (b) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of stock on the conversion of all Series A Preferred Stock from time to time outstanding.

(v)  Notices of Record Date.  In the event of

     (a) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, or

     (b) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other Corporation, or any other entity or person, or

     (c) any voluntary or involuntary dissolution, liquidation or winding up of the Corporation,

then and in each such event the Corporation shall deliver or cause to be delivered to each holder of Series A Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and
(iii) the
time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be delivered by facsimile transmission, hand delivery or overnight courier service to the holders of the Series A Preferred Stock at the address given to the Corporation, for notice purposes, at least ten (10) days prior to the date specified in such notice on which such action is to be taken, except in the case of an involuntary dissolution, which notice shall be provided within three (3) days following the date upon which the Corporation receives notice of such event.

(vi) No Reissuance of Series A Preferred Stock. No share or shares of Series A Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation shall from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series A Preferred Stock.

(vii) Certain Taxes. The corporation shall pay any issue or transfer taxes payable in connection with the conversion of the Series A Stock, provided, however, that the corporation shall not be required to pay any tax which may be payable in respect of any transfer to a name other than that of the holder of the Series A Stock.

(viii) Closing of Books. The Corporation shall at no time close its transfer books against the transfer of any Series A Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series A Stock in any manner which interferes with the timely conversion or transfer of the Series A Preferred Stock or Common Stock.

INDUSTRY CANADA LOGO     INDUSTRIE CANADA



Certificate of Amendment                   Certificat de modification

Canada Business Corporations Act           Loi regissant les societes
                                           par actions de regime federal

NEUROCHEM INC.                                        293086-2

----------------------------------         -------------------------------------
Name of corporation--                      Corporation number--
Denomination de la societe                 Numero de la societe


I hereby certify that the articles         Je certifie que les statuts de la
of the above-named corporation             societe susmentionnee ont ete
were amended                               modifies:

(a) under section 13 of the Canada    [ ]  a) en vertu de l'article 13 de la Loi
    Business Corporations Act in              regissant les societes par actions
    accordance with the attached              de regime federal, conformement a
    notice;                                   l'avis ci-joint;

(b) under section 27 of the Canada    [ ]  b) en vertu de l'article 27 de la Loi
    Business Corporations Act as              regissant les societes par actions
    set out in the attached articles          de regime federal, tel qu'il est
    of amendment designating a                indique dans les clauses modifica-
    series of shares;                         trices ci-jointes designant une
                                              serie d'actions;

(c) under section 179 of the Canada   [X]  c) en vertu de l'article 179 de la
    Business Corporations Act as              Loi regissant les societes par
    set out in the attached articles          actions de regime federal, tel
    of amendment;                             qu'il est indique dans les clauses
                                              modificatrices ci-jointes;

(d) under section 191 of the Canada   [ ]  d) en vertu de l'article 191 de la
    Business Corporations Act as              Loi regissant les societes par
    set out in the attached articles          actions de regime federal, tel
    of reorganization;                        qu'il est indique dans les clauses
                                              de reorganisation ci-jointes;

(e) under section 192 of the Canada   [ ]  e) en vertu de l'article 192 de la
    Business Corporations Act as              Loi regissant les societes par
    set out in the attached articles          actions de regime federal, tel
    of arrangement.                           qu'il est indique dans les clauses
                                              d'arrangement ci-jointes.


SIGNATURE

                                       October 4, 1994/le 4 octobre 1994
Director -- Directeur                  Date of Amendment -- Date de modification

                                CANADA BUSINESS
                                CORPORATIONS ACT

                                     FORM 4

                             ARTICLES OF AMENDMENT
                              (SECTION 27 OR 177)

________________________________________________________________________________

1 - Name of Corporation

    NEUROCHEM INC.

2 - Corporation No.

    293086-2
________________________________________________________________________________

3 - The articles of the above-named Corporation are amended as follows:

    By increasing the number of First Preference Shares, Series A the Corporation is authorized to issue from 800,000 to 1,000,000.















________________________________________________________________________________

Date                Signature           Description of Office

October 4, 1994     [SIGNATURE]         Chairman of the Board and President
________________________________________________________________________________

                                   FOR DEPARTMENT USE ONLY

                                   Filed
                                   _____________________________________________
                                   Oct. 3, 1994

LOGO INDUSTRY CANADA     INDUSTRIE CANADA

Certificate                                                            Certificat
of Amendment                                                           de modification

Canada Business                                                        Loi canadienne sur
Corporations Act                                                       les societes par actions



NEUROCHEM INC.                                                         293086-2
----------------------------------------------                         ---------------------------------------------
Name of corporation-Denomination de la societe                         Corporation number-Numero de la societe

I hereby certify that the articles of the above-                       Je certifie que les statuts de la societe
named corporation were amended                                         susmentionnee ont ete modifies :

(a) under section 13 of the Canada Business                 [ ]        a) en vertu de l'article 13 de la Loi canadienne
Corporations Act in accordance with the attached                       sur les societes par actions, conformement
notice;                                                                a l'avis ci-joint;

(b) under section 27 of the Canada Business                 [ ]        b) en vertu de l'article 27 de la Loi
Corporations Act as set out in the attached articles                   canadienne sur les societes par actions, tel
of amendment designating a series of shares;                           qu'il est indique dans les clauses modificatrices
                                                                       ci-jointes designant une serie d'actions;

(c) under section 179 of the Canada Business                [X]        c) en vertu de l'article 179 de la Loi
Corporations Act as set out in the attached articles                   canadienne sur les societes par actions, tel
of amendment;                                                          qu'il est indique dans les clauses modificatrices
                                                                       ci-jointes;

(d) under section 191 of the Canada Business                [ ]        d) en vertu de l'article 191 de la Loi
Corporations Act as set out in the attached articles                   canadienne sur les societes par actions, tel
of reorganization;                                                     qu'il est indique dans les clauses de reorganisation
                                                                       ci-jointes;





             [SIGNATURE]                                               September 11, 1996/ le 11 septembre 1996
          Director -- Directeur                                        Date of Amendment -- Date de modification

CANADA LOGO

Consumer and                  Consommation et
Corporate Affairs Canada      Affaires commerciales Canada

Canada Business               Loi regissant les societes
Corporations Act              par actions de regime federal

                                     FORM 4
                             ARTICLES OF AMENDMENT
                              (SECTION 27 OR 177)

                                   FORMULE 4
                             CLAUSES MODIFICATRICES
                              (ARTICLES 27 OU 177)



-------------------------------------------------------------------------------
1 - Name of corporation                      2 - Corporation No.
    Denomination de la societe                   No de la societe

             Neurochem Inc.                              293086-2
-------------------------------------------------------------------------------


3 - The articles of the above-named corporation are amended as follows:
    Les statuts de la societe mentionnee ci-dessus sont modifies de la facon suivante :

See Schedule A attached




-------------------------------------------------------------------------------
Date                     Signature                     Title/Titre

Sept. 11, 1996          [SIGNATURE]                    President
------------------------------------------------------------------------------

21-936-1387 (01-93) 46                    FOR DEPARTMENTAL USE ONLY
                                          A L'USAGE DU MINISTERE SEULEMENT
                                          Filed - Deposee
                                                    SEP 11 1996

                                   Schedule A

                                 NEUROCHEM INC.

The articles of the above-named Corporation are amended as follows:

1. by changing the place in Canada where the registered office is to be situated from the City of Kingston, in the Province of Ontario to the Metropolitan Region of Montreal, in the Province of Quebec;

2. by amending paragraph 5 dealing with the number of directors to provide for a minimum of one director and a maximum of 15 directors;

3. by authorizing the Corporation to issue an unlimited number of Special Shares which shall have attached thereto the rights, privileges, restrictions, conditions and limitations set forth below:

     (a)  Voting Rights

          (i) General. Each holder of Special Shares shall be entitled to vote on all matters and, except as otherwise expressly provided herein, shall be entitled to the number of votes which is equal to the largest number of whole Common Shares into which such Special Shares could be converted pursuant to the provisions of paragraph (d) hereof, on the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, in accordance with the applicable provisions of the Canada Business Corporations Act. Except as otherwise expressly provided herein or as required by law, the holders of the Special Shares, First Preference Shares and Common Shares shall vote together on all matters and not as separate classes or series.

          (ii) Written Consent. In any case in which an affirmative vote of the holders of record of a proportion of any class or series of shares is required, the written consent of the holders of record of such proportion of the shares of such class or series of shares shall be deemed equivalent to such a vote, except in any case where a meeting and affirmative vote of the holders of record of such proportion of shares of such class or series of shares shall be required by law.

     (b)  Dividends

          (i) Participating Dividends. In the event that the Board of Directors of the Corporation shall declare a dividend payable on the then outstanding Common Shares and/or First Preference Shares, the holders of the Special Shares shall be entitled to receive, in addition to any cumulative dividends to which they may be entitled under subparagraph (b)(ii) hereof, the amount of dividends per Special Share as would be payable on the largest number of whole Common Shares into which each Special Share could be converted pursuant to the provisions of paragraph (d) hereof, such number determined as of the record date for determining eligibility for such dividends.

          (ii) Cumulative Dividends. The holders of the outstanding Special Shares shall be entitled to receive, out of any funds legally available therefor, cumulative dividends at the annual rate equal to 10% of the amount paid up per share. Such dividends shall accrue from day to day on each Special Share from the date of original issuance of such share, whether or not declared.

               All numbers relating to the calculation of cumulative dividends shall be determined and paid in Canadian currency and shall be subject to equitable adjustment in the event of any share dividend, share split, consolidation, reorganization, recapitalization, reclassification or other similar event involving a change in the share structure of the Corporation with respect to the Special Shares.

               Such dividends on the Special Shares shall be cumulative so that if such dividends in respect of any previous or current annual dividend period, at the annual rate specified above, shall not have been paid or declared and a sum sufficient for the payment thereof has not been set aside, the deficiency shall first be fully paid before any dividend or other distribution shall be paid or declared and set aside for the Common Shares and/or the First Preference Shares.

    (c)  Liquidation Rights

         (i) Treatment at Liquidation, Dissolution of Winding Up. The special shares shall be preferred as to assets over the Common Shares and the First Preference Shares of the Corporation. In the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, or in the event of its insolvency, the holders of Special Shares shall be entitled to have set apart for them, or to be paid, out of the assets of the Corporation available for distribution to shareholders, and before any distribution or payment is made to any holders of any other class of shares of the Corporation, an amount equal to the amount paid up thereon per Special Share (which amount shall be subject to equitable adjustment in the event of a share dividend, share split, consolidation, reorganization, recapitalization, or other similar event involving a change in the share structure of the Corporation with respect to the Special Shares) plus all accrued and unpaid dividends thereon, whether or not earned or declared, up to and including the date full payment shall be tendered to the holders of the Special Shares with respect to such liquidation, dissolution or winding up.

         If, upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the assets legally available for distribution among the holders of the Special Shares shall be insufficient to permit payment to such holders of the full preferential amount as provided for above, then such holders shall share rateably in any distribution of available assets according to the respective amounts which would otherwise be payable with respect to the Special Shares held by them upon such liquidating distribution if all amounts payable on or with respect to said shares were paid in full, based upon the aggregate liquidation value of the Special Shares.

           The amounts to be paid or set aside for payment as provided above in this paragraph (c) shall be proportionately increased or decreased in inverse relation to the change in the number of outstanding shares resulting from any consolidation of shares, share split, share dividend, subdivision of shares, recapitalization, reclassification or similar event.

     (ii) Distributions Other than Cash. Whenever the distribution provided for in this paragraph (c) shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation. In the event of any dispute between the holders of the Special Shares and the Corporation regarding the determination of fair market value, at the option of the holders of a majority of the outstanding Special Shares, the Corporation shall engage a consulting firm or investment banking firm selected by the holders of a majority of the outstanding Special Shares to prepare an independent appraisal of the fair market value of such property to be distributed. The expenses of any such appraisal shall be borne by the Corporation.

(d)  Conversion Rights

     (i) General. Subject to the terms and provisions of this paragraph, each holder of record of Special Shares may, at any time, upon surrender to the Corporation of the certificates therefor at the registered office of the Corporation or at such other place as the Corporation shall designate, convert all or any part of such holder's Special Shares into one fully paid and non-assessable Common Share (as such Common Shares shall then be constituted) for each Special Share which such holder shall then surrender to the Corporation, subject to adjustment as set forth in subparagraph (ii) below.

(ii) Adjustments. The number of Common Shares into which each Special Share may be converted shall be subject to the following adjustments:

     (A) Upon Dilutive Issuances of Common Shares or Convertible Securities. While there are any Special Shares outstanding, if the Corporation shall issue or sell any Common Shares or Common Share Equivalents (as hereinafter defined), except for shares issued upon conversion of Special Shares or as set forth in subparagraph (d)(ii)(D), without consideration or at a price per share which is less than the Conversion Price (which term means the number calculated by dividing the amount paid up on each Special Share by the number of Common Shares into which each Special Share may be converted at the time in question) in effect immediately prior to such issuance or sale, then in each case the Conversion Price shall be reduced, concurrently with such issuance or sale, to a price determined by dividing (a) the sum of (i) the number of Common Shares outstanding immediately prior to such issuance or sale of Common Shares or Common Share Equivalents, multiplied by the Conversion Price in effect immediately prior to such issuance or sale, plus (ii) the consideration, if any, received by the Corporation upon such issuance or sale, by (b) the number of Common Shares outstanding immediately after such issuance or sale including any shares which the Corporation is deemed to have issued or sold in such transaction; and in the event of such an adjustment of the Conversion Price, the number of Common Shares into which each Special Share may be converted shall be increased to a number determined by dividing (a) the Conversion Price in effect immediately before the foregoing adjustment by (b) the Conversion Price in effect immediately after the foregoing adjustment. Each such adjustment of the Conversion Price shall be calculated to the nearest cent, and as applicable, to the nearest hundredths place. For purposes of calculating the number of Common Shares outstanding, all Common Shares issuable upon conversion of outstanding Special Shares, and all Common Shares issuable upon the exercise of Common Share Equivalents shall be deemed to be outstanding.

          As used herein, the term "Common Share Equivalents" includes any securities convertible into or exchangeable for Common Shares, or any warrants, options, subscriptions or purchase rights with respect to such convertible or exchangeable securities, whether or not exercisable upon issuance.

     (B) Deemed Issuances. For the purposes of this subparagraph (d)(ii), if the Corporation shall issue any warrants, options, subscription or purchase rights (collectively "rights") with respect to Common Shares, or any Common Share Equivalents (except for rights to purchase or acquire shares as set forth particularly in subparagraph (d)(ii)(D)), the maximum total number of Common Shares issuable upon exercise of such rights or the exchange and conversion of such rights or the exchange and conversion of such Common Share Equivalents shall thereupon be deemed to have been issued and to be outstanding, and the price per share therefor shall be deemed to include the sum of the consideration received for the issue of such rights and the minimum additional consideration payable upon the exercise of such rights and/or exchange or conversion. No further adjustment of the Conversion Price adjusted upon the issuance of such rights shall be made as a result of the actual issuance of Common Shares on the exercise of any such rights or the exchange and conversion of such Common Share Equivalents. If the provisions of any rights described in this subparagraph (d)(ii) with respect to the purchase price of Common Shares or the number of shares purchasable shall expire or if the purchase price thereunder shall decrease or the number of shares purchasable thereunder increase, any adjustment previously made hereunder for such rights with respect to Special Shares not yet converted shall be readjusted as of the date of issuance of such rights to such as would have obtained on the basis of the rights as modified by such change or expiration.

     (C) Consideration. In case the Corporation shall issue Common Shares or Common Share Equivalents for a consideration wholly or partly other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair market value of such consideration as unanimously determined reasonably and in good faith by the Board of Directors of the Corporation or, in the absence of unanimity, as determined by an appraisal performed by a nationally recognized investment banking firm or consulting firm, unaffiliated with the Corporation, to be selected by the holders of a majority of the outstanding Special Shares. The expenses of such an appraisal shall be borne by the Corporation.

         In case Common Shares shall be deemed to have been issued upon the issuance by the Corporation of any right to acquire such Common Shares in connection with the issue or sale of other securities or assets of the Corporation, together comprising one integrated transaction, such rights shall be deemed to have been issued for such portion of the consideration received as may be reasonably determined in good faith by the Board of Directors to be allocable thereto.

         Consideration received by the Corporation for issuance of its Common Shares shall be determined in all cases without deduction therefrom of any expenses, underwriting commissions or concessions incurred in connection therewith which are reasonable and customary with respect to that particular transaction.

     (D) Exceptions to Anti-Dilution. Anything herein notwithstanding, no adjustments in the number of Common Shares deliverable upon conversion of the Special Shares as set forth in this paragraph (d) shall be made by reason of or in connection with the issuance of Common Shares (including options to purchase such shares whether such options are issued before, at the same time as or after the authorization of the Special Shares) pursuant to employee stock option agreements, employee stock option or stock purchase plans adopted by the Board of Directors of the Corporation for the issuance of Common Shares to employees, directors or consultants up to the maximum aggregate number of Common Shares which are reserved for issuance under such plans.

     (E) Changes in Common Shares; Capital Reorganization or Reclassification. If the Corporation shall subdivide the outstanding Common Shares into a greater number of Common Shares or consolidate the outstanding Common Shares into a lesser number of shares, or issue additional Common Shares as a dividend or other distribution on its Common Shares, or reorganize or reclassify its Common Shares into any other shares of the Corporation, the number of Common Shares into which each Special Share may be converted immediately prior thereto shall be adjusted so that the holder of the Special Shares thereafter surrendered for conversion shall be entitled to receive for each Special Share the number of Common Shares which such holder would have owned or been entitled to receive after the happening of any of the events described above if such holder's Special Shares had been converted immediately prior to the happening of such event, such adjustment to become effective concurrently with effectiveness of such event.

     (F) Merger, Consolidation or Sale of Assets. If there shall be an amalgamation, merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation's assets to any other person, then as a part of such transaction, provision shall be made so that the holders of the Special Shares shall thereafter be entitled to receive upon conversion of the Special Shares the number of shares or other securities or property of the Corporation, or of the successor corporation resulting from the amalgamation, merger, consolidation or sale, to which such holder would have been entitled if such holder had converted its Special Shares immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this paragraph (d) to the end that the provisions of this paragraph (d) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

(iii) Automatic Conversion upon Public Offering. All outstanding Special Shares shall be deemed automatically converted into such number of Common Shares as are determined in accordance with subparagraph
          (d)(i) hereof immediately upon the closing of an underwritten public offering of the Common Shares of the Corporation on a firm commitment basis pursuant to an effective registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, or a receipt for a final prospectus filed with a provincial securities commission, where the Corporation actually receives net proceeds of not less than $10,000,000 and the per share sales price of such securities is not less than $10.00 per share as adjusted for Recapitalization Events (an "Automatic Conversion Event"). All accumulated and unpaid dividends on the Special Shares shall be converted on the date of the Automatic Conversion Event into Common Shares on the basis of one Common Share for each tranche of $1.80 of unpaid dividends. In the event an adjustment pursuant to subparagraph (d)(ii)(A), the $1.80 tranche of unpaid dividends shall be adjusted accordingly. On or after the date of occurrence of an Automatic Conversion Event, and in any event within ten days after receipt of notice, by mail, postage prepaid from the Corporation of the occurrence of such event, each holder of record of Special Shares shall surrender such holder's certificates evidencing such shares at the registered office of the Corporation or at such other place as the Corporation shall designate, and shall thereupon be entitled to receive certificates evidencing the number of Common Shares into which such Special Shares are converted.

(iv) Notice of Adjustments. Upon any adjustment of the Conversion Price or the number of shares into which Special Shares may be converted, then in each such case the Corporation shall give written notice thereof within 30 days of the occurrence of the adjustment, addressed to each registered holder of Special Shares at the address of such holder as shown on the records of the Corporation. Such notice shall be prepared by independent public accountants of recognized national standing and shall state the Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number of shares issuable upon the conversion of Special Shares, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(v) Exercise of Conversion Privilege. To exercise its conversion privilege, a holder of Special Shares shall surrender the certificate or certificates representing the shares being converted to the Corporation at its registered office, and shall give written notice to the Corporation at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for Common Shares issuable upon conversion shall be issued. The certificate or certificates for Special Shares surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. As promptly as practicable after the date when such written notice is received by the Corporation (the "Conversion Date"), the Corporation shall issue and shall deliver to the holder of the Special Shares being converted, or on its written order, such certificate or certificates as it may request for the number of whole Common

            Shares issuable upon the conversion of such Special Shares in accordance with the provisions of this paragraph (d), and cash, as provided in subparagraph (d)(vi), in respect of any fraction of a Common Share issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted Special Shares shall cease and the person(s) in whose name(s) any certificate(s) for Common Shares shall be issuable shall be deemed to have become the holder or holders of record of the Common Shares represented thereby.

     (vi) Cash in Lieu of Fractional Shares. No fractional Common Shares shall be issued upon the conversion of Special Shares. Instead of any fractional Common Shares which would otherwise be issuable upon conversion of Special Shares, the Corporation shall pay to the holder of the Special Shares which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the fair market value per share of the Common Shares (as determined in a reasonable manner prescribed by the Board of Directors) at the close of business on the Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the aggregate number of Special Shares being converted at any one time by any holder thereof, not upon each Special Share being converted.

(e)  Optional Redemption

     (i) Election of Holders to Require Redemption. At any time, on or after September 1, 2001, at the election of a holder of Special Shares, the Corporation shall be required to redeem all or part of the outstanding Special Shares in three equal annual installments, upon the terms described in this paragraph (e).

     (ii) Redemption Price. The redemption price per Special Share shall be the amount paid up thereon plus all accrued and unpaid dividends thereon, if any, whether or not declared, on such share up to and including the date fixed for redemption of such Special Share (the "Special Redemption Price"). The Special Redemption Price shall be equitably adjusted whenever there shall occur a dividend split, share split, consolidation of shares, recapitalization, reclassification or other similar event relating to the Special Shares.

     (iii) Redemption Notice. If a holder of Special Shares wishes to elect to require the Corporation to redeem all or part of its outstanding Special Shares, such holder shall deliver a written notice to the Corporation not less than 30 days prior to a date fixed by such holder for redemption of the first instalment of Special Shares (the "First Redemption Date") and stated in such notice.

     (iv) Surrender of Certificates. Each holder of Special Shares being redeemed shall surrender the certificate(s) held by it representing such shares to the Corporation at its registered office or such other place as may be designated in the notice for a Redemption Date. Upon such surrender, the Corporation shall pay to the order of the person whose name appears on such certificate(s) the Special Redemption Price for such shares, and each surrendered certificate shall be cancelled. In the event that prior to the final Redemption Date or pursuant to subparagraph (e)(viii) hereof, not all of the Special Shares represented by a surrendered certificate are being redeemed, the Corporation shall deliver to the holder, at the expense of the Corporation, a new certificate representing the number of Special Shares not redeemed.

     (v) No Dividends and Conversion after Redemption. From and after the last Redemption Date, no Special Shares so redeemed shall be entitled to any further dividends pursuant to paragraph (b) hereof or to conversion pursuant to paragraph (d) hereof.

     (vi) Deposit of Redemption Funds. If, on or before a Redemption Date, the funds necessary for such redemption shall have been set aside by the Corporation and deposited with a bank or trust company, in trust for the benefit of the holders of the Special Shares that have been called for redemption, then, notwithstanding that any certificates for shares that have been called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding from and after such Redemption Date, and all rights of holders of such shares so called for redemption shall forthwith, after such Redemption Date, cease and terminate, excepting only the right to receive the redemption funds therefor to which they are entitled, but without interest. Any interest accrued on funds so deposited and unclaimed by shareholders entitled thereto shall be paid to such shareholders at the time their respective shares are redeemed or to the Corporation at the time unclaimed amounts are paid to it. In case the holders of Special Shares which shall have been called for redemption shall not, within six years after a Redemption Date, claim the amounts so deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder and such holder shall look only to the Corporation for the payment thereof. Any funds so deposited with a bank or trust company which shall not be required for such redemption by reason of the exercise subsequent to the date of such deposit of the right of conversion of any Special Shares or otherwise, shall be returned to the Corporation forthwith.

     (vii) Failure to Redeem. If the Corporation for any reason fails to redeem any of the Special Shares in accordance with the terms hereof on or prior to the Redemption Date specified therein, then, until the date of such redemption notwithstanding anything to the contrary contained in the articles of the Corporation:

           (A) the amount payable on redemption shall thereafter accrue interest at the prime rate of the Corporation's bank plus 2% per annum from and after the date of redemption until such amounts are paid in full;

               (B) the Corporation may not incur any indebtedness for money borrowed (unless the proceeds of such incurrence of indebtedness are used to make all overdue redemptions) or borrow or reborrow any amounts under any lines of credit which it may then have outstanding without the prior written consent of the holders of not less than a majority of the then outstanding Special Shares; and

               (C) provided that the payment of any redemption amount remains outstanding for a period of 90 days after the Redemption Date, the holders of Special Shares shall be entitled to elect a majority of the Board of Directors of the Corporation during the pendency of the default.

     (viii) Insufficient Funds for Redemption. If the funds of the Corporation legally available for redemption of Special Shares are insufficient to redeem the number of Special Shares to be redeemed on a Redemption Date, the holders of Special Shares shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the number of shares owned by them if the shares to be so redeemed on such Redemption Date were redeemed in full. Any Special Shares not redeemed shall be entitled to all of the rights and preferences provided herein, notwithstanding subparagraph (e)(v) hereof. At any time thereafter when additional funds of the Corporation are legally available for redemption of such shares, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

(f)  Covenants

     (i) No Dilution or Impairment. The Corporation will not, by amendment of its articles or through any reorganization, transfer of shares or assets, consolidation, amalgamation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Special Shares set forth herein, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Special Shares against dilution or other impairment. Without limiting the generality of the foregoing, the Corporation (a) will not increase the amount paid up thereon of any shares receivable on the conversion of the Special Shares above the amount payable therefor on such conversion, and (b) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable shares on the conversion of all Special Shares from time to time outstanding.

     (ii) Notices of Record Date.  In the event of

           (A) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of the Corporation or any other securities or property, or to receive any other right, or

           (B) any capital reorganization of the Corporation, any reclassification or recapitalization of the shares of the Corporation, any amalgamation, merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or

           (C) any voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

           then and in each such event the Corporation shall deliver or cause to be delivered to each holder of Special Shares a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, amalgamation, merger, dissolution, liquidation or winding up is expected to become effective, and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Shares (or other securities) shall be entitled to exchange their Common Shares (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, amalgamation, merger, dissolution, liquidation or winding up. Such notice shall be delivered by facsimile transmission, hand delivery or overnight courier service to the holders of the Special Shares at the address given to the Corporation, for notice purposes, at least ten days prior to the date specified in such notice on which such action is to be taken, except in the case of an involuntary dissolution, which notice shall be provided within three days following the date upon which the Corporation receives notice of such event.

     (iii) Certain Taxes. The Corporation shall pay any issue or transfer taxes payable in connection with the conversion of the Special Shares, provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer to a name other than that of the holder of the Special Shares.

     (iv) Closing of Books. The Corporation shall at no time close its transfer books against the transfer of any Special Shares or of any Common Shares issued or issuable upon the conversion of any Special Shares in any manner which interferes with the timely conversion or transfer of the Special Shares or Common Shares.

4. The rights, privileges, restrictions, conditions and limitations attaching to the Series A Preferred Shares set forth in Schedule I(a) to the Articles of Amendment of the Corporation dated April 18, 1994 are hereby deleted and the following substituted therefor:

(a)  Voting Rights

     (i) General. Each holder of Series A Preferred Shares shall be entitled to vote on all matters and, except as otherwise expressly provided herein, shall be entitled to the number of votes which is equal to the largest number of whole Common Shares into which such Series A Preferred Shares could be converted pursuant to the provisions of paragraph (d) hereof, on the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, in accordance with the applicable provisions of the Canada Business Corporations Act. Except as otherwise expressly provided herein or as required by law, the holders of the Special Shares, First Preference Shares and Common Shares shall vote together on all matters and not as separate classes or series.

    (ii) Written Consent. In any case in which an affirmative vote of the holders of record of a proposition of any class or series of shares is required, the written consent of the holders of record of such proportion of the shares of such class or series of shares shall be deemed equivalent to such a vote, except in any case where a meeting and affirmative vote of the holders of record of such proportion of shares of such class or series of shares shall be required by law.

(b)  Dividends

     (i) Participating Dividends. In the event that the Board of Directors of the Corporation shall declare a dividend payable on the then outstanding Common Shares, the holders of the Series A Preferred Shares shall be entitled to receive, in addition to any cumulative dividends to which they may be entitled under subparagraph (b)(ii) hereof, the amount of dividends per Series A Preferred Share as would be payable on the largest number of whole Common Shares into which each Series A Preferred Share could be converted pursuant to the provisions of paragraph (d) hereof, such number determined as of the record date for determining eligibility for such dividends.

     (ii) Cumulative Dividends. The holders of the outstanding Series A Preferred Shares shall be entitled to receive, out of any funds legally available therefor, cumulative dividends at the annual rate of US$0.10 per share. Such dividends shall accrue from day to day on each Series A Preferred Share from the date of original issuance of such share, whether or not declared.

           All numbers relating to the calculation of cumulative dividends shall be determined and paid in United States currency and shall be subject to equitable adjustment in the event of any share dividend, share split, consolidation, reorganization, recapitalization, reclassification or other similar event involving a change in the share structure of the Corporation with respect to the Series A Preferred Shares.

           Such dividends on the Series A Preferred Shares shall be cumulative so that if such dividends in respect of any previous or current annual dividend period, at the annual rate specified above, shall not have been paid or declared and a sum sufficient for the payment thereof has not been set aside, the deficiency shall first be fully paid before any dividend or other distribution shall be paid or declared and set aside for the Common Shares.

(c)  Liquidation Rights

     (i) Treatment at Liquidation, Dissolution or Winding Up. The Series A Preferred Shares shall be preferred as to assets over the Common Shares of the Corporation. In the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, or in the event of its insolvency, the holders of Series A Preferred Shares shall be entitled to have set apart for them, or to be paid, out of the assets of the Corporation available for distribution to shareholders, and before any distribution or payment is made to any holders of any Common Shares, an amount equal to the amount paid up thereon per Series A Preferred Share (which amount shall be subject to equitable adjustment in the event of a share dividend, share split, consolidation, reorganization, recapitalization, reclassification or other similar event involving a change in the share structure of the Corporation with respect to the Series A Preferred Shares) plus all accrued and unpaid dividends thereon, whether or not declared, up to and including the date full payment shall be tendered to the holders of the Series A Preferred Shares with respect to such liquidation, dissolution or winding up.

           If, upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the assets legally available for distribution among the holders of the Series A Preferred Shares shall be insufficient to permit payment to such holders of the full preferential amount as provided for above, then such holders shall share rateably in any distribution of available assets according to the respective amounts which would otherwise be payable with respect to the Series A Preferred Shares held by them upon such liquidating distribution if all amounts payable on or with respect to said shares were paid in full, based upon the aggregate liquidation value of the Series A Preferred Shares.

           The amounts to be paid or set aside for payment as provided above in this paragraph (c) shall be proportionately increased or decreased in inverse relation to the change in the number of outstanding shares resulting from any consolidation of shares, share split, share dividend, subdivision of shares, recapitalization, reclassification or similar event.

     (ii) Distributions Other than Cash. Whenever the distribution provided for in this paragraph (c) shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation. In the event of any dispute between the holders of the Series A Preferred Shares and the Corporation regarding the determination of fair market value, at the option of the holders of a majority of the outstanding Series A Preferred Shares, the Corporation shall engage a consulting firm or investment banking firm selected by the holders of a majority of the outstanding Series A Preferred Shares to prepare an independent appraisal of the fair market value of such property to be distributed. The expenses of any such appraisal shall be borne by the Corporation.

(d)    Conversion Rights

       (i) General. Subject to the terms and provisions of this paragraph, each holder of record of Series A Preferred Shares may, at any time, upon surrender to the Corporation of the certificates therefor at the registered office of the Corporation or at such other place as the Corporation shall designate, convert all or any part of such holder's Series A Preferred Shares into one fully paid and non-assessable Common Share (as such Common Shares shall then be constituted) for each Series A Preferred Share which such holder shall then surrender to the Corporation, subject to adjustment as set forth in subparagraph (ii) below.

        (ii) Adjustments. The number of Common Shares into which each Series A Preferred Share may be converted shall be subject to the following adjustments.

              (A) Upon Dilutive Issuances of Common Shares or Convertible Securities. While there are any Series A Preferred Shares outstanding, if the Corporation shall issue or sell any Common Shares or Common Share Equivalents (as hereinafter defined), except for shares issued upon conversion of Series A Preferred Shares or as set forth in subparagraph
                    (d)(ii)(D), without consideration or at a price per share which is less than the Conversion Price (which term means the number calculated by dividing the amount paid up on each Series A Preferred Share by the number of Common
                    Shares into which each Series A Preferred Share
                     may be converted at the time in question) in effect immediately prior to such issuance or sale, then in each case the Conversion Price shall be reduced, concurrently with such issuance or sale, to a price determined by dividing (a) the sum of (i) the number of Common Shares outstanding immediately prior to such issuance or sale of Common Shares or Common Share Equivalents, multiplied by the Conversion Price in effect immediately prior to such issuance or sale, plus (ii) the consideration, if any, received by the Corporation upon such issuance or sale, by
                     b) the number of Common Shares outstanding immediately after such issuance or sale including any shares which the Corporation is deemed to have issued or sold in such transaction; and in the event of such an adjustment of the Conversion Price, the number of Common Shares into which each Series A Preferred Share may be converted shall be increased to a number determined by dividing (a) the Conversion Price in effect immediately before the foregoing adjustment by (b) the Conversion Price in effect immediately after the foregoing adjustment. Each such adjustment of the Conversion Price shall be calculated to the nearest cent, and as applicable, to the nearest hundredths place. For purposes of calculating the number of Common Shares outstanding, all Common Shares issuable upon conversion of outstanding Series A Preferred Shares, and all Common Shares issuable upon the exercise of Common Share Equivalents shall be deemed to be outstanding.

                     As used herein, the term "Common Share Equivalents" includes any securities convertible into or exchangeable for Common Shares, or any warrants, options, subscriptions or purchase rights with respect to such convertible or exchangeable securities, whether or not exercisable upon issuance.

               (B)   Deemed Issuances.  For the purposes of this subparagraph
                     (d)(ii), if the Corporation shall issue any warrants, options, subscription or purchase rights (collectively "rights") with respect to Common Shares, or any Common Share Equivalents (except for rights to purchase or acquire shares as set forth particularly in subparagraph
                     (d)(ii)(D)), the maximum total number of Common Shares issuable upon exercise of such rights or the exchange and conversion of such rights or the exchange and conversion of such Common Share Equivalents shall thereupon be deemed to have issued and to be outstanding, and the price per share therefor shall be deemed to include the sum of the consideration received for the issue of such rights and the minimum additional consideration payable upon the exercise of such rights and/or exchange or conversion. No further adjustment of the Conversion Price adjusted upon the issuance of such rights shall be made as a result of the actual issuance of Common Shares on the exercise of any such rights or the exchange and conversion of such Common Share Equivalents. If the provisions of any rights described in this subparagraph (d)(ii) with respect to the purchase price of Common Shares or the number of shares purchasable shall expire or if the purchase price thereunder shall decrease or the number of shares purchasable thereunder increase, any adjustment previously made hereunder for such rights with respect to Series A Preferred Shares not yet converted shall be readjusted as of the date of issuance of such rights to such as would have obtained on the basis of the rights as modified by such change or expiration.

               (C) Consideration. In case the Corporation shall issue Common Shares or Common Share Equivalents for a consideration wholly or partly other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair market value of such consideration as unanimously determined reasonably and in good faith by the Board of Directors of the Corporation or, in the absence of unanimity, as determined by an appraisal performed by a nationally recognized investment banking firm or consulting firm, unaffiliated with the Corporation, to be selected by the holders of a majority of the outstanding Series A Preferred Shares. The expenses of such an appraisal shall be borne by the Corporation.

                     In case Common Shares shall be deemed to have been issued upon the issuance by the Corporation of any right to acquire such Common Shares in connection with the issue or sale of other securities or assets of the Corporation, together comprising one integrated transaction, such rights shall be deemed to have been issued for such portion of the consideration received as may be reasonably determined in good faith by the Board of Directors to be allocable thereto.

                     Consideration received by the Corporation for issuance of its Common Shares shall be determined in all cases without deduction therefrom of any expenses, underwriting commissions or concessions incurred in connection therewith which are reasonable and customary with respect to that particular transaction.

               (D) Exceptions to Anti-Dilution. Anything herein notwithstanding, no adjustments in the number of Common Shares deliverable upon conversion of the Series A Preferred Shares as set forth in this paragraph (d) shall be made by reason of or in connection with the issuance of Common Shares (including options to purchase such shares whether such options are issued before, at the same time as or after the authorization of the Series A Preferred Shares) pursuant to employee stock option agreements, employee stock option or stock purchase plans adopted by the Board of Directors of the Corporation for the issuance of Common Shares to employees, directors or consultants up to the maximum aggregate number of Common Shares which are reserved for issuance under such plans.

               (E) Changes in Common Shares; Capital Reorganization or Reclassification. If the Corporation shall subdivide the outstanding Common Shares into a greater number of Common Shares or consolidate the outstanding Common Shares into a lesser number of shares, or issue additional Common Shares as a dividend or other distribution on its Common Shares, or reorganize or reclassify its Common Shares into any other shares of the Corporation, the number of Common Shares into which each Series A Preferred Share may be converted immediately prior thereto shall be adjusted so that the holder of the Series A Preferred Shares thereafter surrendered for conversion shall be entitled to receive for each Series A Preferred Share the number of Common Shares which such holder would have owned or been entitled to receive after the happening of any of the events described above if such holder's Series A Preferred Shares had been converted immediately prior to the happening of such event, such adjustment to become effective concurrently with effectiveness of such event.

               (F) Merger, Consolidation or Sale of Assets. If there shall be an amalgamation, merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation's assets to any other person, then as a part of such transaction, provision shall be made so that the holders of the Series A Preferred Shares shall thereafter be entitled to receive upon conversion of the Series A Preferred Shares the number of shares or other securities or property of the Corporation, or of the successor corporation resulting from the amalgamation, merger, consolidation or sale, to which such holder would have been entitled if such holder had converted its Series A Preferred Shares immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this paragraph (d) to the end that the provisions of this paragraph (d) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

         (iii) Automatic Conversion upon Public Offering. All outstanding Series A Preferred Shares shall be deemed automatically converted into such number of Common Shares as are determined in accordance with subparagraph (d)(i) hereof immediately upon the closing of an underwritten public offering of the Common Shares of the Corporation on a firm commitment basis pursuant to an effective registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, or a receipt for a final prospectus filed with the Ontario Securities Commission, where the Corporation actually receives net proceeds of not less than $10,000,000 and the per share sales price of such securities is not less than $10.00 per share as adjusted for Recapitalization Events (an "Automatic Conversion Event"). All accumulated and unpaid dividends on the Series A Preferred Shares shall be converted on the date of the Automatic Conversion Event into Common Shares on the basis of one Common Share for each tranche of US$1.00 of unpaid dividends. In the event of an adjustment pursuant to subparagraph (d)(ii)(A), the US$1.00 tranche of unpaid dividends shall be adjusted accordingly. On or after the date of occurrence of an Automatic Conversion Event, and in any event within ten days after receipt of notice, by mail, postage prepaid from the Corporation of the occurrence of such event, each holder of record of Series A Preferred Shares shall surrender such holder's certificates evidencing such shares at the registered office of the Corporation or at such other place as the Corporation shall designate, and shall thereupon be entitled to receive certificates evidencing the number of Common Shares into which such Series A Preferred Shares are converted.

         (iv) Notice of Adjustments. Upon any adjustment of the Conversion Price or the number of shares into which Special Shares may be converted, then in each such case the Corporation shall give written notice thereof within 30 days of the occurrence of the adjustment, addressed to each registered holder of Series A Preferred Shares at the address of such holder as shown on the records of the Corporation. Such notice shall be prepared by independent public accountants of recognized national standing and shall state the Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number of shares issuable upon the conversion of Series A Preferred Shares, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         (v) Exercise of Conversion Privilege. To exercise its conversion privilege, a holder of Series A Preferred Shares shall surrender the certificate or certificates representing the shares being converted to the Corporation at its registered office, and shall give written notice to the Corporation at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for Common Shares issuable upon conversion shall be issued. The certificate or certificates for Series A Preferred Shares surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. As promptly as practicable after the date when such written notice is received by the Corporation (the "Conversion Date"), the Corporation shall issue and shall deliver to the holder of the Series A Preferred Shares being converted, or on its written order, such certificate or certificates as it may request for the number of whole Common Shares issuable upon the conversion of such Series A Preferred Shares in accordance with the provisions of this paragraph (d), and cash, as provided in subparagraph (d)(vi), in respect of any fraction of a Common Share issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted Series A Preferred Shares shall cease and the person(s) in whose name(s) any certificate(s) for Common Shares shall be issuable shall be deemed to have become the holder or holders of record of the Common Shares represented thereby.

         (vi) Cash in Lieu of Fractional Shares. No fractional Common Shares shall be issued upon the conversion of Series A Preferred Shares. Instead of any fractional Common Shares which would otherwise be issuable upon conversion of Series A Preferred Shares, the Corporation shall pay to the holder of the Series A Preferred Shares which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the fair market value per share of the Common Shares (as determined in a reasonable manner prescribed by the Board of Directors) at the close of business on the Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the aggregate number of Series A Preferred Shares being converted at any one time by any holder thereof, not upon each Series A Preferred Share being converted.

     (e) Optional Redemption

         (i) Election of Holders to Require Redemption. At any time, on or after September 1, 2001, at the election of a holder of Series A Preferred Shares, the Corporation shall be required to redeem all or part of the outstanding Series A Preferred Shares in three equal annual installments, upon the terms described in this paragraph (e).

         (ii) Redemption Price. The redemption price per Series A Preferred Share shall be the amount paid up thereon plus all accrued and unpaid dividends thereon, if any, whether or not declared, on such share up to and including the date fixed for redemption of such Series A Preferred Share (the "Series A Preferred Redemption Price"). The Series A Preferred Redemption Price shall be equitably adjusted whenever there shall occur a share dividend, share split, consolidation of shares, recapitalization, reclassification or other similar event relating to the Series A Preferred Shares.

         (iii) Redemption Notice. If a holder of Series A Preferred Shares wishes to elect to require the Corporation to redeem outstanding Series A Preferred Shares, such holder shall deliver a written notice to the Corporation not less than 30 days prior to a date fixed by such holder for redemption of the first instalment of Series A Preferred Shares (the "First Redemption Date") and stated in such notice.

         (iv) Surrender of Certificates. Each holder of Series A Preferred Shares being redeemed shall surrender the certificate(s) held by it representing such shares to the Corporation at its registered office or such other place as may be designated in the notice for a Redemption Date. Upon such surrender, the Corporation shall pay to the order of the person whose name appears on such certificate(s) the Series A Preferred Redemption Price for such shares, and each surrendered certificate shall be cancelled. In the event that prior to the final Redemption Date or pursuant to subparagraph (e)(viii) hereof, not all of the Series A Preferred Shares represented by a surrendered certificate are being redeemed, the Corporation shall deliver to the holder, at the expense of the Corporation, a new certificate representing the number of Series A Preferred Shares not redeemed.

         (v) No Dividends and Conversion after Redemption. From and after the last Redemption Date, no Series A Preferred Shares so redeemed shall be entitled to any further dividends pursuant to paragraph
               (b) hereof or to conversion pursuant to paragraph (d) hereof.

         (vi) Deposit of Redemption Funds. If, on or before a Redemption Date, the funds necessary for such redemption shall have been set aside by the Corporation and deposited with a bank or trust company, in trust for the benefit of the holders of the Series A Preferred Shares that have been called for redemption, then, notwithstanding that any certificates for shares that have been called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding from and after such Redemption Date, and all rights of holders of such shares so called for redemption shall forthwith, after such Redemption Date, cease and terminate, excepting only the right to receive the redemption funds therefor to which they are entitled, but without interest. Any interest accrued on funds so deposited and unclaimed by shareholders entitled thereto shall be paid to such shareholders at the time their respective shares are redeemed or to the Corporation at the time unclaimed amounts are paid to it. In case the holders of Series A Preferred Shares which shall have been called for redemption shall not, within six years after a Redemption Date, claim the amounts so deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder and such holder shall look only to the Corporation for the payment thereof. Any funds so deposited with a bank or trust company which shall not be required for such redemption by reason of the exercise subsequent to the date of such deposit of the right of conversion of any Series A Preferred Shares or otherwise, shall be returned to the Corporation forthwith.

         (vii) Failure to Redeem. If the Corporation for any reason fails to redeem any of the Series A Preferred Shares in accordance with the terms hereof on or prior to the Redemption Date specified therein, then, until the date of such redemption notwithstanding anything to the contrary contained in the articles of the
               Corporation:

               (A) the amount payable on redemption shall thereafter accrue interest at the prime rate of the Corporation's bank plus 2% per annum from and after the date of redemption until such amounts are paid in full;

               (B) the Corporation may not incur any indebtedness for money borrowed (unless the proceeds of such incurrence of indebtedness are used to make all overdue redemptions) or borrow or reborrow any amounts under any lines of credit which it may then have outstanding without the prior written consent of the holders of not less than a majority of the then outstanding Series A Preferred Shares; and

               (C) provided that the payment of any redemption amount remains outstanding for a period of 90 days after the Redemption Date, the holders of First Preference Shares shall be entitled to elect a majority of the Board of Directors of the Corporation during the pendency of the default.

        (viii) Insufficient Funds for Redemption. If the funds of the Corporation legally available for redemption of Series A Preferred Shares are insufficient to redeem the number of Series A Preferred Shares to be redeemed on a Redemption Date, the holders of Series A Preferred Shares shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the number of shares owned by them if the shares to be so redeemed on such Redemption Date were redeemed in full. Any Series A Preferred Shares not redeemed shall be entitled to all of the rights and preferences provided herein, notwithstanding subparagraph (e)(v) hereof. At any time thereafter when additional funds of the Corporation are legally available for redemption of such shares, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

    (f) Covenants

        (i) No Dilution or Impairment. The Corporation will not, by amendment of its articles or through any reorganization, transfer of shares or assets, consolidation, amalgamation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Series A Preferred Shares set forth herein, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series A Preferred Shares against dilution or other impairment. Without limiting the generality of the foregoing, the Corporation (a) will not increase the amount paid up thereon of any shares receivable on the conversion of the Series A Preferred Shares above the amount payable therefor on such conversion, and (b) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable shares on the conversion of all Series A Preferred Shares from time to time outstanding.


         (ii)  Notices of Record Date.  In the event of

               (A) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of the Corporation or any other securities or property, or to receive any other right, or

               (B) any capital reorganization of the Corporation, any reclassification or recapitalization of the shares of the Corporation, any amalgamation, merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or

               (C) any voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

               then and in each such event the Corporation shall deliver or cause to be delivered to each holder of Series A Preferred Shares a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, amalgamation, merger, dissolution, liquidation or winding up is expected to become effective, and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Shares (or other securities) shall be entitled to exchange their Common Shares (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, amalgamation, merger, dissolution, liquidation or winding up. Such notice shall be delivered by facsimile transmission, hand delivery or overnight courier service to the holders of the Series A Preferred Shares at the address given to the Corporation, for notice purposes, at least ten days prior to the date specified in such notice on which such action is to be taken, except in the case of an involuntary dissolution, which notice shall be provided within three days following the date upon which the Corporation receives notice of such event.

         (iii) No Reissuance of Series A Preferred Shares. No Series A Preferred Shares acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation shall from time to time take such appropriate corporate action as may be necessary to reduce the number of Series A Preferred Shares that the Corporation is authorized to issue.

         (iv) Certain Taxes. The Corporation shall pay any issue or transfer taxes payable in connection with the conversion of the Series A Preferred Shares, provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer to a name other than that of the holder of the Series A Preferred Shares.

         (v) Closing of Books. The Corporation shall at no time close its transfer books against the transfer of any Series A Preferred Shares or of any Common hares issued or issuable upon the conversion of any Series A Preferred Shares in any manner which interferes with the timely conversion or transfer of the Series A Preferred Shares or Common Shares.

     (g)  Priority.   Notwithstanding anything in the articles of the
          Corporation to the contrary, the Series A Preferred Shares shall in all respects rank behind the Special Shares.

5. The rights, privileges, restrictions, conditions and limitations attaching to the Common Shares as set forth in Schedule A to the Articles of Incorporation of the Corporation dated June 17, 1993 are hereby deleted and the following substituted therefor:

     (a) the holders of the Common Shares shall be entitled to receive dividends as and when the directors shall in their discretion declare dividends on the Common Shares and pay the same;

     (b) subject to the rights of the holders of the Special Shares and the First Preference Shares, the holders of the Common Shares shall be entitled to receive the remaining property of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs; and

     (c) subject to the provisions of the Canada Business Corporations Act, the holders of the Common Shares shall be entitled to receive notice of and to attend and shall be entitled to one vote at any meeting of the shareholders of the Corporation for each Common Share held, except meetings at which only holders of a specified class of shares are entitled to vote.

6. By amending paragraph (a) of Schedule I to the Articles of Amendment of the Corporation dated April 18, 1994 dealing with the restrictions on the right to transfer shares of the Corporation and substituting the following therefor:

     "the previous consent of the directors expressed by a resolution of the directors."


LOGO INDUSTRY CANADA     INDUSTRIE CANADA

Certificate                                                            Certificat
of Amendment                                                           de modification

Canada Business                                                        Loi canadienne sur
Corporations Act                                                       les societes par actions



NEUROCHEM INC.                                                         293086-2
----------------------------------------------                         ---------------------------------------------
Name of corporation-Denomination de la societe                         Corporation number-Numero de la societe

I hereby certify that the articles of the above-                       Je certifie que les statuts de la societe
named corporation were amended                                         susmentionnee ont ete modifies :

(a) under section 13 of the Canada Business                 [ ]        a) en vertu de l'article 13 de la Loi canadienne
Corporations Act in accordance with the attached                       sur les societes par actions, conformement
notice;                                                                a l'avis ci-joint;

(b) under section 27 of the Canada Business                 [ ]        b) en vertu de l'article 27 de la Loi
Corporations Act as set out in the attached articles                   canadienne sur les societes par actions, tel
of amendment designating a series of shares;                           qu'il est indique dans les clauses modificatrices
                                                                       ci-jointes designant une serie d'actions;

(c) under section 179 of the Canada Business                [X]        c) en vertu de l'article 179 de la Loi
Corporations Act as set out in the attached articles                   canadienne sur les societes par actions, tel
of amendment;                                                          qu'il est indique dans les clauses modificatrices
                                                                       ci-jointes;

(d) under section 191 of the Canada Business                [ ]        d) en vertu de l'article 191 de la Loi
Corporations Act as set out in the attached articles                   canadienne sur les societes par actions, tel
of reorganization;                                                     qu'il est indique dans les clauses de reorganisation
                                                                       ci-jointes;





          [Signature]                                                  March 25, 1998/ le 25 mars 1998
          Director -- Directeur                                        Date of Amendment -- Date de modification

[CANADIAN LOGO]

Industry Canada

Canada Business Corporations Act

Industrie Canada

Loi canadienne sur les societes par actions

              FORM 4                         FORMULE 4
       ARTICLES OF AMENDMENT           CLAUSES MODIFICATRICES
        (SECTION 27 OR 177)              (ARTICLE 27 OU 177)


________________________________________________________________________________________________________________________________
1 -- Name of Corporation --  Denomination de la societe                    2 -- Corporation No. -- No de la societe

     NEUROCHEM INC.                                                             293086-2
________________________________________________________________________________________________________________________________
2 -- The articles of the above-mentioned corporation are amended           Les statuts de la societe mentionnee ci-dessus sont
     as follows:                                                           modifies de la facon suivante:

Item 3 of the articles of incorporation of the Corporation, as amended, be and is hereby further amended, as follows:

1.   The share capital of the Corporation is amended:

     (a)  by providing that the Corporation is authorized to issue an unlimited number of Class A Shares having the rights, privileges, restrictions, conditions and limitations set forth in Schedule A annexed hereto:

     (b)  by converting the 1,000,000 outstanding First Preference Shares, Series A and the 5,595,001 outstanding Special Shares into 6,595,001 Class A Shares on a one to one basis; and

     (c)  by cancelling the First Preference Shares, the First Preference Shares, Series A and the Special Shares as authorized classes of shares of the Corporation.

     so that henceforth, the Corporation's authorized share capital shall consist of an unlimited number of Class A Shares and an unlimited number of Common Shares having the rights, privileges, restrictions, conditions and limitations set forth in
     Schedule A annexed hereto.

2.   The provisions contained in the Corporation's articles relating to restrictions on the transfer of shares, limiting the number of shareholders of the Corporation to fifty and prohibiting any invitation to the public to subscribe for shares or securities of the Corporation, are removed, so that henceforth the Corporation is no longer a "closed company" within the meaning of the
     Quebec Securities Act. In particular, Schedule B to the articles of incorporation of the Corporation as amended and paragraphs
     2 and 3 of Schedule C to the articles of incorporation of the Corporation, are hereby deleted.

3.   Schedule A to the articles of incorporation, as amended, is hereby deleted.

Item 5 of the articles of incorporation of the Corporation, as amended, be and is hereby deleted and replaced by the following:

     5 -  Number (or minimum and maximum number) of directors

       -  A minimum number of three (3) and a maximum number of fifteen (15)








________________________________________________________________________________________________________________________________
                     Signature                                        Title -- Titre

January 3, 1998      [SIGNATURE]                                      President
________________________________________________________________________________________________________________________________
                                                                 FOR DEPARTMENTAL USE ONLY -- A L'USAGE DU MINISTERE SEULEMENT

                                                                 Filed -- Deposee

                                   SCHEDULE A

                                 NEUROCHEM INC.

COMMON SHARES

(a)  Voting Rights

     Each Common Share entitles the holder thereof to one vote at any meeting of the shareholders of the Corporation, except meetings at which only holders of a specified class of shares are entitled to vote.

(b)  Dividends

     The Common Shares are entitled to receive, as and when declared by the Board of Directors, dividends in such amount as shall be determined by the Board of Directors.

(c)  Liquidation Rights

     The holders of Common Shares have the right, subject to the rights of the holders of Class A Shares, to receive the remaining property of the Corporation in the event of liquidation, dissolution and winding-up of the Corporation, whether voluntary or involuntary.

CLASS A SHARES

(a)  Voting Rights

     Each Class A Share shall be entitled to vote on all matters and, except as otherwise expressly provided herein, shall be entitled to such number of votes as is equal to the largest number of whole Common Shares into which such Class A Shares could be converted pursuant to paragraph (d) hereof, on the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, in accordance with the applicable provisions of the Canada Business Corporations Act. Except as otherwise expressly provided herein or as required by law, the holders of Class A Shares and Common Shares shall vote together on all matters and not as separate classes.

(b)  Dividends

     In the event that the Board of Directors of the Corporation declares a dividend payable on the Common Shares, the holders of Class A Shares are entitled to receive dividends in an amount per share equal to the amount of dividends per Class A Share as would be payable on the largest number of whole Common

     Shares into which such Class A Shares could be converted pursuant to paragraph (d) hereof, such number determined as of the record date for determining eligibility for such dividends.

(c)  Liquidation Rights

     The holders of Class A Shares have the right to receive, out of the assets of the Corporation available for distribution to the shareholders, in preference to the Common Shares, the amount paid up thereon plus accrued and unpaid dividends in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or in the event of its insolvency, and thereafter shall participate rateably with the Common Shares with respect to the remaining property of the Corporation, in an amount per share as would be payable on the largest number of whole Common Shares into which such Class A shares could be converted pursuant to paragraph (d) hereof.

(d)  Conversion Rights

     (i)  General

          Subject to the terms and provisions of this paragraph, each holder of record of Class A Shares may, at any time, upon surrender to the Corporation of the certificate therefor at the registered office of the Corporation or at such other place as the Corporation shall designate, convert all or any part of such holder's Class A Shares into one fully paid and non-assessable Common Share for each Class A Share which such holder shall then surrender to the Corporation, subject to the adjustment as set forth in subparagraph (ii) below.

     (ii) Adjustments

          The number of Common Shares into which each Class A Share may be converted shall be subject to the following adjustments:

          (A) Upon Dilutive Issuances of Common Shares or Convertible Securities. While there are Class A Shares outstanding, if the Corporation shall issue or sell any Common Shares or Common
               Share Equivalents (as hereinafter defined) other than pursuant to any share option plan of the Corporation, except for shares issued upon conversion of Class A Shares or as set forth in subparagraph (d)(ii)(D), without consideration or at a price per share which is less than the Conversion Price (which term means the number calculated by dividing the amount paid up on each Class A Share by the number of Common Shares into which each Class A Share may be converted at the time in question) in effect immediately prior to such issuance or sale, then in each case the Conversion Price shall be reduced, concurrently with such issuance or sale, to a price determined by dividing (a) the sum of (i) the number of Common Shares outstanding immediately prior to such issuance or sale of Common Shares or Common Share Equivalents, multiplied by the Conversion Price in effect immediately prior to such issuance or sale, plus (ii) the consideration, if any, received by the Corporation upon such issuance or sale, by (b) the number of Common Shares outstanding immediately after such issuance or sale including any shares which the Corporation is deemed to have issued or sold in such transaction; and in the event of such an adjustment of the Conversion Price, the number of Common Shares into which each Class A Share may be converted shall be increased to a number determined by dividing (a) the Conversion Price in effect immediately before the foregoing adjustment by (b) the Conversion Price in effect immediately after the foregoing adjustment. Each such adjustment of the Conversion Price shall be calculated to the nearest cent, and as applicable, to the nearest hundredths place. For purposes of calculating the number of Common Shares outstanding, all Common Shares issuable upon conversion of outstanding Class A Shares, and all Common Shares issuable upon the exercise of Common Share Equivalents shall be deemed to be outstanding.

               As used herein, the term "Common Share Equivalents" includes any securities convertible into or exchangeable for common Shares, or any warrants, options, subscriptions or purchase rights with respect to such convertible or exchangeable securities, whether or not exercisable upon issuance.

          (B)  Deemed Issuances.  For the purposes of this subparagraph
               (d)(ii), if the Corporation shall issue any warrants, options, subscription or purchase rights (collectively "rights") with respect to Common Shares, or any Common Share Equivalents (except for rights to purchase or acquire shares as set forth particularly in subparagraph (d)(ii)(D) hereof, the maximum total number of Common Shares issuable upon exercise of such rights or the exchange and conversion of such rights or the exchange and conversion of such Common Share Equivalents shall thereupon be deemed to have been issued and to be outstanding, and the price per share therefor shall be deemed to include the sum of the consideration received for the issue of such rights and the minimum additional consideration payable upon the exercise of such rights and/or exchange or conversion. No further adjustment of the Conversion Price adjusted upon the issuance of such rights shall be made as a result of the actual issuance of Common Shares on the exercise of any such rights or the exchange and conversion of such Common Share Equivalents. If the provisions of any rights described in this subparagraph (d)(ii) with respect to the purchase price of Common Shares or the number of shares purchasable shall expire or if the purchase price thereunder shall decrease or the number of shares purchasable thereunder increase, any adjustment previously made hereunder for such rights with respect to Class A Shares not yet converted shall be readjusted as of the date of issuance of such rights to such as would have obtained on the basis of the rights as modified by such change or expiration.

          (C) Consideration. In case the Corporation shall issue Common Shares or Common Share Equivalents for a consideration wholly or partly other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair market value of such consideration as unanimously determined reasonably and in good faith by the Board of Directors of the Corporation or, in the absence of unanimity, as determined by an appraisal performed by a nationally recognized investment banking firm or consulting firm, unaffiliated with the Corporation, to be selected by the holders of a majority of the outstanding Class A Shares. The expenses of such an appraisal shall be borne by the Corporation.

               In case Common Shares shall be deemed to have been issued upon the issuance by the Corporation of any right to acquire such Common Shares in connection with the issue or sale of other securities or assets of the Corporation, together comprising one integrated transaction, such rights shall be deemed to have been issued for such portion of the consideration received as may be reasonably determined in good faith by the Board of Directors to be allocable thereto.

               Consideration received by the Corporation for issuance of its Common Shares shall be determined in all cases without deduction therefrom of any expenses, underwriting commissions or concessions incurred in connection therewith which are reasonable and customary with respect to that particular transaction.

           (D) Exceptions to Anti-Dilution. Anything herein notwithstanding, no adjustments in the number of Common Shares deliverable upon conversion of the Class A Shares as set forth in this paragraph
               (d) shall be made by reason of or in connection with the issuance of Common Shares (including options to purchase such shares whether such options are issued before, at the same time as or after the authorization of the Class A Shares) pursuant to employee stock option agreements, employee stock option or stock purchase plans adopted by the Board of Directors of the Corporation for the issuance of Common Shares to employees, directors or consultants up to the maximum aggregate number of Common Shares which are reserved for issuance under such plans.

           (E) Changes in Common Shares: Capital Reorganization or Reclassification. If the Corporation shall subdivide the outstanding Common Shares into a greater number of Common Shares or consolidate the outstanding Common Shares into a lesser number of shares, or issue additional Common Shares as a dividend or other distribution on its Common Shares, or reorganize or reclassify its Common Shares into any other shares of the Corporation, the number of Common Shares into which each Class A Share may be converted immediately prior thereto shall be adjusted so that the holder of the Class A Shares thereafter surrendered for conversion shall be entitled to receive for each Class A Share, the number of Common Shares which such holder would have owned or been entitled to receive after the happening of any of the events described above if such holder's Class A Shares had been converted immediately prior to the happening of such event, such adjustment to become effective concurrently with effectiveness of such event.

           (F) Merger, Consolidation or Sale of Assets. If there shall be an amalgamation, merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation's assets to any other person, then as a part of such transaction, provision shall be made so that the holders of the Class A Shares shall thereafter be entitled to receive upon conversion of the Class A Shares the number of shares or other securities or property of the Corporation, or of the successor corporation resulting from the amalgamation, merger, consolidation or sale, to which such holder would have been entitled if such holder would have been entitled if such holder had converted its Class A Shares immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this paragraph (d) to the end that the provisions of this paragraph (d) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

     (iii) Notice of Adjustments. Upon any adjustment of the Conversion Price or the number of shares into which Class A Shares may be converted, then in each such case the Corporation shall give written notice thereof within 30 days of the occurrence of the adjustment, addressed to each registered holder of Class A Shares at the address of such holder as shown on the records of the Corporation. Such notice shall be prepared by independent public accountants of recognized national standing and shall state the Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number of shares issuable upon the conversion of Class A Shares, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     (iv) Exercise of Conversion Privilege. To exercise its conversion privilege, a holder of Class A Shares shall surrender the certificate or certificates representing the shares being converted to the Corporation at its registered office, and shall give written notice to the Corporation at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for Common Shares issuable upon conversion shall be issued. The certificate or certificates for Class A Shares surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. As promptly as practicable after the date when such written notice is received by the Corporation (the "Conversion Date"), the Corporation shall issue and shall deliver to the holder of the Class A Shares being converted, or on its written order, such certificate or certificates as it may request for the number of whole Common Shares issuable upon the conversion of such Class A Shares in accordance with the provisions of this paragraph
           (d) and cash, as provided in subparagraph (d)(vi), in respect of any fraction of a Common Share issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted Class A

           Shares shall cease and the person(s) in whose name(s) any certificate(s) for Common Shares shall be issuable shall be deemed to have become the holder or holders of record of the Common Shares represented thereby.

     (v) Cash in Lieu of Fractional Shares. No fractional Common Shares shall be issued upon the conversion of Class A Shares. Instead of any fractional Common Shares which would otherwise be issuable upon conversion of Class A Shares, the Corporation shall pay to the holder of the Class A Shares which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the fair market value per share of the Common Shares (as determined in a reasonable manner prescribed by the Board of Directors) at the close of business on the Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the aggregate number of Class A Shares being converted at any one time by any holder thereof, not upon each Class A Share being converted.

(e)  Optional Redemption

     (i) Election of Holders to Require Redemption. At any time, on or after February 1, 2003, at the election of a holder of Class A Shares, the Corporation shall be required to redeem all or part of the outstanding Class A Shares in three equal annual instalments, upon the terms described in this paragraph (e).

     (ii) Redemption Price. The redemption price per Class A Share shall be the amount paid up thereon plus all accrued and unpaid dividends thereon, if any, whether or not declared, on such share up to and including the date fixed for redemption of such Class A Share (the "Class A Redemption Price"). The Class A Redemption Price shall be equitably adjusted whenever there shall occur a share dividend, share split, consolidation of shares, recapitalization, reclassification or other similar event relating to the Class A Shares.

        (iii) Redemption Notice. If a holder of Class A Shares wishes to elect to require the Corporation to redeem outstanding Class A Shares, such holder shall deliver a written notice to the Corporation not less than 30 days prior to a date fixed by such holder for redemption of the first instalment of Class A Shares (the "First Redemption Date") and stated in such notice.

     (iv) Surrender of Certificates. Each holder of Class A Shares being redeemed shall surrender the certificate(s) held by it representing such shares to the Corporation at its registered office or such other place as may be designated in the notice for a Redemption Date. Upon such surrender, the Corporation shall pay to the order of the person whose name appears on such certificate(s) the Class A Redemption Price for such shares, and each surrendered certificate shall be cancelled. In the event that prior to the final Redemption date or pursuant to subparagraph (e)(viii) hereof, not all of the Class A Shares represented by a surrendered certificate are being redeemed, the Corporation shall deliver to the holder, at the expense of the Corporation, a new certificate representing the number of Class A Shares not redeemed.

     (v) No Dividends and Conversion after Redemption. From and after the last Redemption Date, no Class A Shares so redeemed shall be entitled to any further dividends pursuant to paragraph (b) hereof or to conversion pursuant to paragraph (d) hereof.

     (vi) Deposit of Redemption Funds. If, on or before a Redemption Date, the funds necessary for such redemption shall have been set aside by the Corporation and deposited with a bank or trust company, in trust for the benefit of the holders of the Class A Shares that have been called for redemption, then, notwithstanding that any certificates for shares that have been called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding from and after such Redemption Date, and all rights of holders of such shares so called for redemption shall forthwith, after such Redemption Date, cease and terminate, excepting only the right to receive the redemption funds therefor to which they are entitled, but without interest. Any interest accrued on funds so deposited and unclaimed by shareholders entitled thereto shall be paid to such shareholders at the time their respective shares are redeemed or to the Corporation at the time unclaimed amounts are paid to it. In case the holders of Class A Shares which shall have been called for redemption shall not, within six years after a Redemption Date, claim the amounts so deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder and such holder shall look only to the Corporation for the payment thereof. Any funds so deposited with a bank or trust company which shall not be required for such redemption by reason of the exercise subsequent to the date of such deposit of the right of conversion of any Class A Shares or otherwise, shall be returned to the Corporation forthwith.

     (vii) Failure to Redeem. If the Corporation for any reason fails to redeem any of the Class A Shares in accordance with the terms hereof on or prior to the Redemption Date specified therein, then, until the date of such redemption, notwithstanding anything to the contrary contained in the articles of the Corporation;

            (A) the amount payable on redemption shall thereafter accrue interest at the prime rate of the Corporation's bank plus 2% per annum from and after the date of redemption until such amounts are paid in full;

            (B) the Corporation may not incur any indebtedness for money borrowed (unless the proceeds of such incurrence of indebtedness are used to make all overdue redemptions) or borrow or reborrow any amounts under any lines of credit which it may then have outstanding without the prior written consent of the holders of not less than a majority of the then outstanding Class A Shares; and

            (C) provided that the payment of any redemption amount remains outstanding for a period of 90 days after the Redemption Date, the holders of First Preference Shares shall be entitled to elect a majority of the Board of Directors of the Corporation during the pendency of the default.

     (viii) Insufficient Funds for Redemption. If the funds of the Corporation legally available for redemption of Class A Shares are insufficient to redeem the number of Class A Shares to be redeemed on a Redemption Date, the holders of Class A Shares shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the number of shares owned by them if the shares to be so redeemed on such Redemption Date were redeemed in full. Any Class A Shares not redeemed shall be entitled to all of the rights and preferences provided herein, notwithstanding subparagraph (e)(v) hereof. At any time thereafter when additional funds of the Corporation are legally available for redemption of such shares, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.


LOGO INDUSTRY CANADA     INDUSTRIE CANADA

Certificate                                                            Certificat
of Amendment                                                           de modification

Canada Business                                                        Loi canadienne sur
Corporations Act                                                       les societes par actions



NEUROCHEM INC.                                                         293086-2
----------------------------------------------                         ---------------------------------------------
Name of corporation--Denomination de la societe                        Corporation number--Numero de la societe

I hereby certify that the articles of the above-                       Je certifie que les statuts de la societe
named corporation were amended:                                         susmentionnee ont ete modifies :

(a) under section 13 of the Canada Business                 [ ]        a) en vertu de l'article 13 de la Loi canadienne
Corporations Act in accordance with the attached                       sur les societes par actions, conformement
notice;                                                                a l'avis ci-joint;

(b) under section 27 of the Canada Business                 [ ]        b) en vertu de l'article 27 de la Loi
Corporations Act as set out in the attached articles                  canadienne sur les societes par actions, tel
of amendment designating a series of shares;                           qu'il est indique dans les clauses modificatrices
                                                                       ci-jointes designant une serie d'actions;

(c) under section 179 of the Canada Business                [X]        c) en vertu de l'article 179 de la Loi
Corporations Act as set out in the attached articles                   canadienne sur les societes par actions, tel
of amendment;                                                          qu'il est indique dans les clauses modificatrices
                                                                       ci-jointes;

(d) under section 191 of the Canada Business                [ ]        d) en vertu de l'article 191 de la Loi
Corporations Act as set out in the attached articles                   canadienne sur les societes par actions, tel
of reorganization;                                                     qu'il est indique dans les clauses de reorganisation
                                                                       ci-jointes;





               (Signature)                                             June 20, 2000/le 20 juin 2000
          Director -- Directeur                                        Date of Amendment -- Date de modification

[CANADIAN LOGO]       Industry Canada        Industrie Canada
                                                                               FORM 4                        FORMULE 4
                      Canada Business        Loi canadienne sur les     ARTICLES OF AMENDMENT        CLAUSES MODIFICATRICES
                      Corporations Act       societes par actions        (SECTION 27 OR 177)           (ARTICLE 27 OU 177)


________________________________________________________________________________________________________________________________
1 -- Name of corporation --  Denomination de la societe                    2 -- Corporation No. -- No de la societe

     NEUROCHEM INC.                                                             293086-2
________________________________________________________________________________________________________________________________
2 -- The articles of the above-mentioned corporation are amended           Les statuts de la societe mentionnee ci-dessus sont
     as follows:                                                           modifies de la facon suivante :

Item 3 of the articles of incorporation of the Corporation, as amended, be and is hereby further amended, as follows:

1.   o    The share capital of the Corporation is amended:

     (a)  by providing that the Corporation is authorized to issue an unlimited number of Preferred Shares, issuable in series, having the rights, privileges, restrictions, conditions and limitations set forth in Annex A annexed hereto,

     (b)  by converting the 11,391,904 outstanding Class A Shares into 11,391,904 Common Shares on a one for one basis,

     (c)  by thereafter cancelling the Class A Shares as an authorized class of shares of the Corporation, and

     (d)  by deleting the words "Class A Shares" in paragraph (c) under the heading Common Shares and replacing same with the words "Preferred Shares".

     so that henceforth, the Corporation's authorized share capital shall consist of an unlimited number of Preferred Shares, issuable in series and an unlimited number of Common Shares.






________________________________________________________________________________________________________________________________
                     Signature                                        Title -- Titre

June 20th, 2000      Louis Lamontagne                                 President /s/ Louis Lamontagne
________________________________________________________________________________________________________________________________
                                                                 FOR DEPARTMENTAL USE ONLY -- A L'USAGE DU MINISTERE SEULEMENT

                                                                 Filed -- Deposee
                                                                                     June 21, 2000
                                                              __________________________________________________________________


LOGO INDUSTRY CANADA     INDUSTRIE CANADA

Certificate                                                            Certificat
of Amendment                                                           de modification

Canada Business                                                        Loi canadienne sur
Corporations Act                                                       les societes par actions



NEUROCHEM INC.                                                         293086-2
----------------------------------------------                         ---------------------------------------------
Name of corporation--Denomination de la societe                        Corporation number--Numero de la societe

I hereby certify that the articles of the above-                       Je certifie que les statuts de la societe
named corporation were amended:                                         susmentionnee ont ete modifies :

(a) under section 13 of the Canada Business                 [ ]        a) en vertu de l'article 13 de la Loi canadienne
Corporations Act in accordance with the attached                       sur les societes par actions, conformement
notice;                                                                a l'avis ci-joint;

(b) under section 27 of the Canada Business                 [ ]        b) en vertu de l'article 27 de la Loi
Corporations Act as set out in the attached articles                   canadienne sur les societes par actions, tel
of amendment designating a series of shares;                           qu'il est indique dans les clauses modificatrices
                                                                       ci-jointes designant une serie d'actions;

(c) under section 179 of the Canada Business                [X]        c) en vertu de l'article 179 de la Loi
Corporations Act as set out in the attached articles                   canadienne sur les societes par actions, tel
of amendment;                                                          qu'il est indique dans les clauses modificatrices
                                                                       ci-jointes;

(d) under section 191 of the Canada Business                [ ]        d) en vertu de l'article 191 de la Loi
Corporations Act as set out in the attached articles                   canadienne sur les societes par actions, tel
of reorganization;                                                     qu'il est indique dans les clauses de reorganisation
                                                                       ci-jointes;





               (Signature)                                             June 20, 2000/le 20 juin 2000
          Director -- Directeur                                        Date of Amendment -- Date de modification

[CANADIAN LOGO]       Industry Canada        Industrie Canada
                                                                               FORM 4                        FORMULE 4
                      Canada Business        Loi canadienne sur les     ARTICLES OF AMENDMENT        CLAUSES MODIFICATRICES
                      Corporations Act       societes par actions        (SECTION 27 OR 177)           (ARTICLE 27 OU 177)



________________________________________________________________________________________________________________________________
1 -- Name of corporation -- Denomination de la societe                     2 -- Corporation No. -- No de la societe

     NEUROCHEM INC.                                                             293086-2
________________________________________________________________________________________________________________________________
2 -- The articles of the above-mentioned corporation are amended           Les statuts de la societe mentionnee ci-dessus sont
     as follows:                                                           modifies de la facon suivante :

     Item 3 of the articles of incorporation of the Corporation, as amended, be and is hereby further amended, as follows:

1.   o    The share capital of the Corporation is amended:

     (a)  by providing that the Corporation is authorized to issue an unlimited number of Preferred Shares, issuable in series, having the rights, privileges, restrictions, conditions and limitations set forth in Annex A annexed hereto,

     (b)  by converting the 11,391,904 outstanding Class A Shares into 11,391,904 Common Shares on a one for one basis,

     (c)  by thereafter cancelling the Class A Shares as an authorized class of shares of the Corporation, and

     (d)  by deleting the words "Class A Shares" in paragraph (c) under the heading Common Shares and replacing same with the words "Preferred Shares".

     so that henceforth, the Corporation's authorized share capital shall consist of an unlimited number of Preferred Shares, issuable in series and an unlimited number of Common Shares.






________________________________________________________________________________________________________________________________
                     Signature                                        Title -- Titre

June 20th, 2000      Louis Lamontagne                                 President /s/ Louis Lamontagne
________________________________________________________________________________________________________________________________
                                                                 FOR DEPARTMENTAL USE ONLY -- A L'USAGE DU MINISTERE SEULEMENT

                                                                 Filed -- Deposee
                                                                                     June 21, 2000
                                                              __________________________________________________________________

                                    ANNEX A

1. The Preferred Shares shall, as a class, carry and be subject to the following rights, privileges, restrictions and conditions:

     (a) The Preferred Shares may at any time and from time to time be issued in one or more series, each series to consist of such number of shares as may, before the issue thereof, be fixed by resolution of the board of directors of the Corporation.

     (b) The board of directors of the Corporation shall, subject as hereinafter provided and subject to the Canada Business Corporations Act (hereinafter referred to as the "Act"), determine, by resolution duly passed before the issue of the Preferred Shares of each series, the designation, rights, privileges, restrictions and conditions to be attached to the Preferred Shares of such series, including, but without in any way limiting the generality of the foregoing:

          (i) provisions, if any, with respect to the rights of the holders of the Preferred Shares of such series to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting;

          (ii) the rate, amount or method of calculation of preferential dividends, whether or not cumulative or non-cumulative or partially cumulative, and whether such rate, amount or method of calculation shall be subject to change or adjustment in the future, the currency or currencies of payment, the date or dates and place or places of payment thereof and the date or dates from which such preferential dividends shall accrue;

          (iii) the rights of the Corporation, if any, to purchase or redeem the same and the consideration for and the terms and conditions of any such purchase or redemption;

          (iv) the rights of conversion and/or exchange, if any, and the rates and other terms and conditions of any such rights;

          (v) the rights of retraction, if any, vested in the holders of shares of such series, and the prices and the other terms and conditions of any rights of retraction, and whether any additional rights of retraction may be vested in such holders in the future;

          (vi) the terms and conditions of any share purchase plan or sinking fund; and

          (vii) the restrictions, if any, respecting payment of dividends on the Common Shares or any other shares ranking junior to the Preferred Shares;

                 the whole subject to articles of amendment setting forth the number, designation, rights, privileges, restrictions and conditions to be attached to the Preferred Shares of such series and the issue of a certificate of amendment in respect thereof.

     (c) The Preferred Shares shall, with respect to the payment of dividends, be entitled to preference over the Common Shares and over any other shares ranking junior to the Preferred Shares and

          (i) no dividends shall at any time be declared or paid or set apart for payment on the Common Shares or on any other shares of the Corporation ranking junior to the Preferred Shares; and

          (ii) the Corporation shall not redeem or purchase any of the Preferred Shares (less than the total number of Preferred Shares then outstanding) or any shares of the Corporation ranking junior to the Preferred Shares;

          unless at the date of such declaration or payment or redemption or purchase, as the case may be, all cumulative dividends up to and including the dividend payment for the last completed period for which such cumulative dividends shall be payable shall have been declared and paid or set apart for payment in respect of each series of cumulative Preferred Shares then issued and outstanding and, in respect of each series of non-cumulative Preferred Shares then issued and outstanding, there shall have been paid or set apart for payment all declared and unpaid non-cumulative dividends provided, however, that, in the case of any Preferred Shares not outstanding, for the whole of said twelve (12) month period, said amount may, if deemed feasible in the discretion of the directors, be appropriately proportionately reduced.

     (d) In the event of the liquidation, dissolution or wind-up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding up its affairs, the holders of the Preferred Shares shall, before any amount shall be paid to or any property or assets of the Corporation distributed among the holders of the Common Shares or any other shares of the Corporation ranking junior to the Preferred Shares, be entitled to receive

          (i) an amount equal to the amount paid up thereon, together with, in the case of cumulative Preferred Shares, all unpaid cumulative dividends (which for such purpose shall be calculated as if such cumulative dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to and including the date of distribution) and, in the case of non-cumulative Preferred Shares, all declared and unpaid non-cumulative dividends, and

          (ii) if such liquidation, dissolution, wind-up or distribution shall be voluntary, an additional amount equal to the premium, if any which would have been payable on the redemption of said Preferred Shares respectively if they had been called for redemption by the Corporation on the date of distribution and, if said Preferred Shares could not be redeemed on such date, then an additional amount equal to the greatest premium, if any, which would have been payable on the redemption of said Preferred Shares respectively.

                 After payment to the holders of the Preferred Shares of the amounts so payable to them, the holders of the Preferred Shares shall not be entitled to share in any further distribution of the property or assets of the Corporation.

     (e) The Preferred Shares of each series shall rank on a parity with the Preferred Shares of every other series with respect to priority in the payment of dividends and distribution of assets in the event of the liquidation, dissolution or wind-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, provided, however, that in case such assets are insufficient to pay in full the amount due on all the Preferred Shares, then such assets shall be applied, firstly, after payment in full of all amounts due to the holders of the Preferred Shares, to the payment equally and rateably of an amount equal to the price at which the Preferred Shares of each series were issued and the premium thereon, if any, and, secondly, pro rata to the payment of accrued and unpaid cumulative dividends and declared and unpaid non-cumulative dividends.

     (f) The holders of the Preferred Shares shall not, as such, be entitled as of right to subscribe for or purchase or receive the whole or any part of any issue of any shares, bonds, debentures or other securities or any rights to acquire the same, which may from time to time be issued by the Corporation except in accordance with any conversion, exchange or offer rights set forth in the rights, privileges, restrictions and conditions attaching to the Preferred Shares of any series.

     (g) The provisions of paragraphs (a) to (f), inclusive, and of this paragraph (g) may be deleted, varied, modified, repealed, amended or amplified in whole or in part by a Certificate of Amendment, but only with the prior approval of the holders of the Preferred Shares given as hereinafter specified in addition to any other approval required by the Act.

          The approval of the holders of the Preferred Shares with respect to any and all matters hereinbefore referred to may be given by a special resolution duly passed by not less than two-thirds (2/3) of the votes cast on a poll at a meeting of the holders of the Preferred Shares duly called and held for the purpose of considering the subject matter of such resolution and at which meeting the holders of not less than a majority of the outstanding Preferred Shares are present in person or represented by proxy in accordance with the by-laws of the Corporation; provided, however, that, if any such meeting, when originally held, the holders of at least a majority of the outstanding Preferred Shares are not present in person or so represented by proxy within thirty (30) minutes after the time fixed for the meeting, then the meeting shall be adjourned to such date, being not more than thirty (30) days later, and to such time and place as may be fixed by the chairman of such meeting and, at such adjourned meeting, the holders of Preferred Shares, present in person or so represented by proxy, whether or not they hold more or less than a majority of all Preferred Shares then outstanding, may transact the business for which the meeting was originally called and a resolution duly passed and carried thereat by not less than two-thirds (2/3) of the votes cast on a poll at such adjourned meeting shall constitute the approval of the holders of the Preferred Shares hereinbefore mentioned. Notice of any such original meeting of the holders of the Preferred Shares shall be given not less than twenty-one (21) nor more than fifty (50) days prior to the date fixed for such meeting and shall state the nature of the business to be transacted and the text of any resolution to be submitted to the meeting. No notice of the adjourned meeting need be given other than by announcement at the original meeting. The formalities to be observed with respect to the giving of notice of any such original meeting and the conduct of such meeting and of the adjourned meeting shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders or in the Act.

          If the deletion, variation, modification, amendment or amplification of the provisions hereinbefore contained especially affects the rights of the holders of Preferred Shares of any series in a manner or to an extent substantially different from that in which the rights or the holders of Preferred Shares of any other series are affected, then such deletion, variation, modification, amendment or amplification shall, in addition to being approved by the holders of the Preferred Shares as hereinabove set forth, be approved by the holders of the Preferred Shares of such series so especially affected, which approval may be expressed by a special resolution passed by not less than two-thirds (2/3) of the votes cast on a poll at a meeting of the holders of Preferred Shares of such series, and the provisions of this paragraph shall apply, mutatis mutandis, with respect to the holding of such meeting.

          Any meeting of the holders of the outstanding Preferred Shares may be held at any time and for any purpose, without notice, if all holders of Preferred Shares entitled to vote at the meeting waive notice of the meeting in writing. For the purpose of waiver of notice, the words "in writing" shall, without limitation, include the sending of a telegram, telex, cable, facsimile or any other form of written communication by a shareholder. Any holder of Preferred Shares may waive notice of any meeting either before or after the meeting is held.

          Irregularities in the notice or in the giving thereof as well as the accidental omission to give notice of any meeting to, or the non-receipt of any notice by, any holder of Preferred Shares, shall not invalidate any action taken at any meeting.

          At any meeting of the holders of Preferred Shares, without distinction as to series, each holder of Preferred Shares shall be entitled to one
          (1) vote in respect of each preferred share held by him. At any meeting of the holders of Preferred Shares of any particular series, each holder shall be entitled to one (1) vote in respect of each Preferred Share of such series held by him.

INDUSTRY CANADA LOGO     INDUSTRIE CANADA


Certificate of Amendment                   Certificat de modification

Canada Business Corporations Act           Loi canadienne sur
                                           les societes par actions

NEUROCHEM INC.                                        293086-2

----------------------------------         -------------------------------------
Name of corporation--                      Corporation number--
Denomination de la societe                 Numero de la societe


I hereby certify that the articles of      Je certifie que les statuts de la
the above-named corporation were           societe susmentionnee ont ete
amended                                    modifies:

(a) under section 13 of the Canada    [ ]  a) en vertu de l'article 13 de la Loi
    Business Corporations Act in              canadienne sur les societes par
    accordance with the attached              actions, conformement a l'avis
    notice;                                   ci-joint;

(b) under section 27 of the Canada    [ ]  b) en vertu de l'article 27 de la Loi
    Business Corporations Act as              canadienne sur les societes par
    set out in the attached articles          actions, tel qu'il est indique
    of amendment designating a                dans les clauses modificatrices
    series of shares;                         ci-jointes designant une
                                              serie d'actions;

(c) under section 179 of the Canada   [X]  c) en vertu de l'article 179 de la
    Business Corporations Act as              Loi canadienne sur les societes
    set out in the attached articles          par actions, tel qu'il est indique
    of amendment;                             dans les clauses modificatrices
                                              ci-jointes;

(d) under section 191 of the Canada   [ ]  d) en vertu de l'article 191 de la
    Business Corporations Act as              Loi canadienne sur les societes
    set out in the attached articles          par actions, tel qu'il est indique
    of reorganization;                        dans les clauses de reorganisation
                                              ci-jointes;


SIGNATURE

Director -- Directeur                  December 13, 2002/le 13 decembre 2002
                                       Date of Amendment -- Date de modification

[LOGO] Canada

(CANADA LOGO)

                       FORM 4                       FORMULE 4
               ARTICLES OF AMENDMENT         CLAUSES MODIFICATRICES
                (SECTION 27 OR 177)            (ARTICLE 27 OU 177)
________________________________________________________________________________

1 - Name of  the Corporation -- Denomination sociale de la societe

    NEUROCHEM INC.

2 - Corporation No -- No de la societe

    293086-2
________________________________________________________________________________

3 - The articles of the above-named corporation are amended as follows:

    Les statuts de la societe mentionnee ci-dessus sont modifies de la facon suivante:

    Item 7 of the articles of incorporation, as amended, be and is hereby further amended by adding the following:

7 - Other provisions, if any

The directors may appoint one or more additional directors who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, but the total number of directors so appointed may not exceed one third of the number of directors elected at the previous annual meeting of shareholders.













________________________________________________________________________________

Date                 Signature           4 - Capacity of -- En qualite de

December 11, 2002    [Signature]         Secretary
________________________________________________________________________________

FOR DEPARTMENT USE ONLY                 PRINTED NAME -- NOM EN LETTRES MOULEES
A L'USAGE DU MINISTERE SEULEMENT        Richard Cherney

Filed
Deposee  Dec 16 2002
________________________________________________________________________________
IC 3069 (2001/11)
                                                                   (CANADA LOGO)